          As filed with the Securities and Exchange Commission on April 25, 2002
                                               Securities Act File No. 333-00479
                                       Investment Company Act File No. 811-07507

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    _________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            _______

        Pre-Effective Amendment No.__                              _______
        Post-Effective Amendment No.  16                              X
                                     ----                          -------

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
                                                                   _______
        Amendment No.   18                                            X
                       ----                                        -------

                       Deutsche Asset Management VIT Funds
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 535-0532

Name and Address of Agent for Service:                  Copies to:
Thomas N. Calabria                                      Burton M. Leibert, Esq.
PFPC Inc.                                               Willkie Farr & Gallagher
3200 Horizon Drive                                      787 Seventh Avenue
King of Prussia, PA 19406                               New York, NY 10019-6099


It is proposed that this filing will become effective:

___     immediately upon filing pursuant to paragraph (b), or
 X      on April 30, 2002 pursuant to paragraph (b)
---
___     60 days after filing pursuant to paragraph (a)(1), or
___     on April 30, 2002 pursuant to paragraph (a)(1)
___     75 days after filing pursuant to paragraph (a)(2)
___     on April 30, 2002 pursuant to paragraph (a)(2) of Rule 485

[logo]   SCUDDER
         INVESTMENTS

Scudder VIT Funds

Class A Shares

Prospectus

April 30, 2002

EAFE(R) Equity Index Fund

[logo] A Member of
       Deutsche Asset Management


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the EAFE(R) Equity Index Fund--Class A Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International ('MSCI') EAFE(R) Index ('EAFE(R) Index') which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that comprise the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments. However, the composition of the EAFE(R) Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


EAFE(R) Equity Index Fund--Class A Shares


Overview of the EAFE(R) Equity Index Fund

 Goal...................................................................... 3
 Core Strategy............................................................. 3
 Investment Policies and Strategies........................................ 3
 Principal Risks of Investing in the Fund.................................. 4
 Who Should Consider Investing in the Fund................................. 4
 Total Returns, After Fees and Expenses.................................... 5

A Detailed Look at the EAFE(R) Equity Index Fund

 Objective.................................................................  6
 Index Investing Versus Active Management..................................  6
 Strategy..................................................................  6
 Principal Investments.....................................................  6
 Investment Process........................................................  6
 Risks.....................................................................  7
 Information Regarding the Index...........................................  8
 Management of the Fund....................................................  8
 Calculating the Fund's Share Price........................................  8
 Dividends and Distributions...............................................  9
 Tax Considerations........................................................  9
 Buying and Selling Shares.................................................  9
 Financial Highlights...................................................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares




PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

.. Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

.. The currency of a country in which the Fund invests may fluctuate in value relative to the US dollar, which could affect the value of the investment itself.

.. The Fund may not be able to mirror the EAFE(R) Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts variable life insurance contracts and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the equity market as represented by companies outside the US; and

..  investment returns that track the performance of the EAFE(R) Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the EAFE(R) Index.


This prospectus describes the EAFE(R) Equity Index Fund Class A Shares. The Fund also offers other classes with different fees and expenses.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

          Overview of the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling Class A shares on August 22, 1997 (its inception date). The table compares the Fund's Class A shares average annual return with the EAFE(R) Index over the last calendar year and since the Fund's inception. The EAFE(R) Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.


/1/ The performance of the EAFE(R) Index is calculated from August 31, 1997.
                                    [CHART]

Year-by-Year Returns
(for each full calendar year since inception)

1998   21.60%
1999   27.60%
2000  -16.66%

2001  -24.69%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 19.68% (fourth quarter 1998) and its lowest quarterly return was -14.63% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


                 Performance for Period Ended December 31, 2001

                                         Average Annual Returns
                                               Since Inception
                                    1 Year (August 22, 1997)/1/
                 Fund            (24.69)%              (2.15)%
                 ----------------------------------------------
                 EAFE(R) Index   (21.44)%              (0.76)%
                 ----------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the EAFE(R) Equity Index Fund--Class A Shares


OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the EAFE(R) Index, which measures international stock market performance.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE(R) Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the EAFE(R) Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE(R) Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the EAFE(R) Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the EAFE(R) Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the EAFE(R) Index as a whole. The investment advisor may remove or exclude any EAFE(R) stock from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the EAFE(R) Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.


INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the EAFE(R) Index's value in roughly the same
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


--------------------------------------------------------------------------------

   A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares



proportion as the EAFE(R) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and risk characteristics of all of the smaller companies in the EAFE(R) Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in stocks outside the United States.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the EAFE(R) Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the EAFE(R) Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' EAFE(R) Index.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

..  Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.


.. Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.


.. Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares




INFORMATION REGARDING THE INDEX

This Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally, or in this Fund particularly, or the ability of the EAFE(R) Index to track general stock market performance.

Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund, or to this Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE(R) Index.

Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of this Fund to be issued, or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. This Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indexes or any data included therein.

Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.45% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value
--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. . On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

   A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares


by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange reopens.

When price quotations for a particular security are not readily available or may be unreliable, we determine their value by the method that most accurately reflects its fair value under procedures adopted by and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class A Shares


The table below helps you understand the financial performance of the EAFE(R) Equity Index Fund Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.




Financial Highlights

                                                                                            For the Period
                                    For the        For the        For the       For the  August 22, 1997/1/
                                 Year Ended     Year Ended     Year Ended    Year Ended            through
                               December 31,   December 31,   December 31,  December 31,       December 31,
                                       2001           2000           1999          1998               1997
For a share outstanding
 throughout each period:

Net asset value, beginning of
 period                              $11.14         $13.60         $11.18         $9.34             $10.00
--------------------------------------------------------------------------------------------------------------
Income (Loss) from investment
 operations

Net investment income/2/               0.14           0.14           0.15          0.12               0.02
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments,
 futures contracts and
 foreign currency transactions        (2.89)         (2.41)          2.92          1.89              (0.68)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net asset value from
 operations                           (2.75)         (2.27)          3.07          2.01              (0.66)
--------------------------------------------------------------------------------------------------------------
Less distributions

Distributions from net
 investment income                     0.00           0.00          (0.23)        (0.16)              0.00
--------------------------------------------------------------------------------------------------------------
Distributions from net
 realized gain on investments          0.00          (0.19)         (0.42)        (0.01)              0.00
--------------------------------------------------------------------------------------------------------------
Total distributions                    0.00          (0.19)         (0.65)        (0.17)              0.00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $8.39         $11.14         $13.60        $11.18              $9.34
--------------------------------------------------------------------------------------------------------------
Total return/4/                      (24.69)%       (16.66)%        27.60%        21.60%             (6.60)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in
 000s)                              $94,242        $80,064        $54,499       $35,956            $14,409
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income
 including
 reimbursement/waiver                  1.38%          1.17%          1.37%         1.20%              0.72%/3/
--------------------------------------------------------------------------------------------------------------
Operating expenses including
  reimbursement/waiver                 0.65%          0.65%          0.65%         0.65%              0.65%/3/
--------------------------------------------------------------------------------------------------------------
Operating expenses excluding
  reimbursement/waiver                 0.80%          0.92%          1.15%         1.66%              2.75%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  19%             4%            29%            7%                 0%/5/
--------------------------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Based on average shares outstanding.
 /3/ Annualized.
 /4/ Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.
 /5/ Less than 1%.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


EAFE(R)Equity Index Fund                                     CUSIP #251/512/109
Class A Shares                                               AEAFEPRO (04/02)
Deutsche Asset Management VIT Funds                          811-07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Class A Shares


Prospectus


April 30, 2002


Equity 500 Index Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Equity 500 Index Fund--Class A Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the
'S&P 500 Index'), which emphasizes stocks of large US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also invest in derivative instruments such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


Equity 500 Index Fund--Class A Shares


Overview of the Equity 500 Index Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Total Returns, After Fees and Expenses... 5

A Detailed Look at the Equity 500 Index Fund

                  Objective...............................  6
                  Index Investing Versus Active Management  6
                  Strategy................................  6
                  Principal Investments...................  6
                  Investment Process......................  6
                  Risks...................................  7
                  Information Regarding the Index.........  7
                  Management of the Fund..................  8
                  Calculating the Fund's Share Price......  8
                  Dividends and Distributions.............  8
                  Tax Considerations......................  8
                  Buying and Selling Fund Shares..........  8
                  Financial Highlights.................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT Equity 500 Index Fund--Class A Shares




PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's costs to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected by us.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the US equity market as represented by larger companies; and

..  investment returns that track the performance of the S&P 500 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the S&P 500 Index.


This prospectus describes the Equity 500 Index Fund Class A Shares. The Fund also offers other classes with different fees and expenses.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are available only through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------

              Overview of the Scudder VIT Equity 500 Index Fund--Class A Shares




TOTAL RETURNS, AFTER FEES & EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling Class A shares on October 1, 1997 (its inception date). The table compares the Fund's Class A shares average annual return with the S&P 500 Index over the last calendar year and since its inception. The S&P 500 Index is a model, not an actual portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

/1/ The performance of the S&P 500 Index is calculated from September 30, 1997.

                                    [CHART]

Year-by-Year Returns
(for each full calendar year since inception)

1998   28.71%
1999   20.39%
2000   -9.24%
2001  -12.18%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 21.22% (fourth quarter 1998) and its lowest quarterly return was -14.81% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


                 Performance for Period Ended December 31, 2001
                                         Average Annual Returns
                                               Since Inception
                                    1 Year (October 1, 1997)/1/
                 Fund            (12.18)%                5.56%
                 ----------------------------------------------
                 S&P 500 Index   (11.87)%                5.83%
                 ----------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Equity 500 Index Fund--Class A Shares


OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. The investment advisor may exclude or remove any S&P stock from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.


INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class A Shares



proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in large cap stocks.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

..  that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period.

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of McGraw-Hill, Inc. ('S&P'). S&P makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class A Shares




MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.20% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted by and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES


The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined



--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class A Shares


after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class A Shares



The table below helps you understand the financial performance of the Equity 500 Index Fund Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.




Financial Highlights

                                                                                                      For the Period
                                              For the        For the        For the       For the  October 1, 1997/1/
                                           Year Ended     Year Ended     Year Ended    Year Ended            through
                                         December 31,   December 31,   December 31,  December 31,       December 31,
                                                 2001           2000           1999          1998               1997
For a share outstanding throughout each
 period:

Net asset value, beginning of period           $13.77         $15.18         $12.73        $10.19             $10.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations

Net investment income/2/                         0.09           0.13           0.05          0.07               0.03
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
 investments and futures contracts              (1.77)         (1.53)          2.55          2.84               0.16
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value from operations                          (1.68)         (1.40)          2.60          2.91               0.19
------------------------------------------------------------------------------------------------------------------------
Less distributions

Distributions from net investment income        (0.10)          0.00          (0.10)        (0.05)              0.00
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on
 investments                                    (0.01)         (0.01)         (0.05)        (0.32)              0.00
------------------------------------------------------------------------------------------------------------------------
Total distributions                             (0.11)         (0.01)         (0.15)        (0.37)              0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.98         $13.77         $15.18        $12.73             $10.19
------------------------------------------------------------------------------------------------------------------------
Total return/4/                                (12.18)%        (9.24)%        20.39%        28.71%              1.90%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in 000s)          $465,836       $427,855       $288,531       $49,691            $11,760
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income including
 reimbursement/waiver                            1.06%          1.00%          1.16%         1.37%              1.51%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses including
 reimbursement/waiver                            0.30%          0.30%          0.30%         0.30%              0.30%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses excluding
 reimbursement/waiver                            0.31%          0.34%          0.43%         1.19%              2.78%/3/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             2%             3%             2%           36%                 7%
------------------------------------------------------------------------------------------------------------------------


 /1/ Commencement of operations.
 /2/ Based on average shares outstanding.
 /3/ Annualized.
 /4/ Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of contract charges, which would lower the return shown.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Equity 500 Index Fund                                         CUSIP #251/512/208
Class A Shares                                                AE500PRO (04/02)
Deutsche Asset Management VIT Funds                           811-07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Class A Shares

Prospectus


April 30, 2002

Small Cap Index Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Small Cap Index Fund--Class A Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the 'Russell 2000 Index'), which emphasizes stocks of small US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. However, the composition of the Russell 2000 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a subset of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Stocks in the Russell 2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


Small Cap Index Fund--Class A Shares


Overview of the Small Cap Index Fund

Goal.......................................................................... 3
Core Strategy................................................................. 3
Investment Policies and Strategies............................................ 3
Principal Risks of Investing in the Fund...................................... 4
Who Should Consider Investing in the Fund..................................... 4
Total Returns, After Fees and Expenses........................................ 5

A Detailed Look at the Small Cap Index Fund

Objective.....................................................................  6
Index Investing Versus Active Management......................................  6
Strategy......................................................................  6
Principal Investments.........................................................  6
Investment Process............................................................  7
Risks.........................................................................  7
Management of the Fund........................................................  7
Calculating the Fund's Share Price............................................  8
Dividends and Distributions...................................................  8
Tax Considerations............................................................  8
Buying and Selling Shares.....................................................  8
Financial Highlights.......................................................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT Small Cap Index Fund--Class A Shares



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Returns on small US companies' stock, in which the Fund invests, could trail the returns from stocks of medium or large companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to mirror the Russell 2000 Index closely enough to track its performance for several reasons, including the Fund's costs to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of securities selected.

.. The Fund could suffer losses if its futures contracts and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.


.. Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and may also sell to tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax-qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the US equity market as represented by smaller companies; and

..  investment returns that track the performance of the Russell 2000 Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the Russell 2000 Index.


This prospectus describes the Small Cap Index Fund Class A Shares. The Fund also offers other classes with different fees and expenses.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in large- and medium-sized company stocks. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

               Overview of the Scudder VIT Small Cap Index Fund--Class A Shares



TOTAL RETURNS, AFTER FEES & EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling Class A shares on August 25, 1997 (its inception date). The table compares the Fund's Class A shares average annual return with the Russell 2000 Index over the last calendar year and since the Fund's inception. The Russell 2000 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

/1/ The performance of the Russell 2000 Index is calculated from August 31,
1997.
                                    [CHART]

  Year-by-Year Returns
  (each full calendar year since inception)

  1998  -2.18%
  1999  20.16%
  2000  -3.87%
  2001   2.07%

  For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 20.92% (fourth quarter 2001) and its lowest quarterly return was -20.59% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


                Performance for Period Ended December 31, 2001
                                        Average Annual Returns
                                               Since Inception
                                    1 Year (August 25, 1997)/1/
                Fund                 2.07%               4.51%
                -----------------------------------------------
                Russell 2000 Index   2.49%               4.21%
                -----------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Small Cap Index Fund--Class A Shares


OBJECTIVE


The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.


The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Russell 2000 Index as a whole. The investment advisor may exclude or remove any Russell 2000 stock from the Fund if the investment advisor believes that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the investment advisor may purchase a stock not included in the Russell 2000 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.



--------------------------------------------------------------------------------

        A Detailed Look at the Scudder VIT Small Cap Index Fund--Class A Shares



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First the Fund buys the stocks that make up the larger portions of the Russell 2000 Index's value in roughly the same proportion as the Russell 2000 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and risk characteristics of all the companies in the Russell 2000 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in smaller companies.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error. There are several reasons that the Fund's performance may not replicate the Russell 2000 Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the Russell 2000 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Russell 2000 Index.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces its securities within a given period.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Small Cap Index Fund--Class A Shares



Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted in good faith by and under the supervision of the Board of Trustees.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.


TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING SHARES


The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.



--------------------------------------------------------------------------------

        A Detailed Look at the Scudder VIT Small Cap Index Fund--Class A Shares


A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.


Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.





--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Small Cap Index Fund--Class A Shares


The table below helps you understand the financial performance of the Small Cap Index Fund Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.




Financial Highlights
                                                                                                      For the Period
                                              For the       For the        For the       For the   August 25, 1997/1/
                                           Year Ended    Year Ended     Year Ended    Year Ended             through
                                         December 31,  December 31,   December 31,  December 31,        December 31,
                                                 2001          2000           1999          1998                1997
                                                                      --------------
For a share outstanding throughout each
 period:

Net asset value, beginning of period           $11.10        $11.61         $10.06        $10.51              $10.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations

Net investment income/2/                         0.06          0.10           0.09          0.06                0.03
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments and futures contracts            0.16         (0.55)          1.92         (0.30)               0.48
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value from operations                           0.22         (0.45)          2.01         (0.24)               0.51
------------------------------------------------------------------------------------------------------------------------
Less distributions

Distributions from net investment income        (0.06)         0.00          (0.12)        (0.05)               0.00
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on
 investments                                    (0.53)        (0.06)         (0.34)        (0.16)               0.00
------------------------------------------------------------------------------------------------------------------------
Total distributions                             (0.59)        (0.06)         (0.46)        (0.21)               0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.73        $11.10         $11.61        $10.06              $10.51
------------------------------------------------------------------------------------------------------------------------
Total return/4/                                  2.07%        (3.87)%        20.16%        (2.18)%              5.10%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in 000s)          $151,742      $104,095        $55,559       $36,744             $12,617
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income including
  reimbursement/waiver                           1.07%         1.13%          1.14%         1.18%               1.08%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses including
  reimbursement/waiver                           0.45%         0.45%          0.45%         0.45%               0.45%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses excluding
  reimbursement/waiver                           0.63%         0.69%          1.18%         1.58%               3.27%/3/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            44%           51%            68%           30%                  8%
------------------------------------------------------------------------------------------------------------------------

 /1 /Commencement of operations.
 /2 /Based on average shares outstanding.
 /3 /Annualized.
 /4 /Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Small Cap Index Fund                                          CUSIP #251/512/307
Class A Shares                                                ASMALLPRO (04/02)
Deutsche Asset Management VIT Funds                           811-07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Class A Shares

Prospectus



April 30, 2002



Nasdaq-100 Index Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Nasdaq-100 Index Fund--Class A Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Nasdaq-100 Index/(R)/.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Nasdaq-100 Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the Nasdaq-100 Index. The Fund will invest primarily in common stocks of companies that comprise the Nasdaq-100 Index, in approximately the same weightings as the Nasdaq-100 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. However, the composition of the Nasdaq-100 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The Nasdaq-100 Index is a modified capitalization-weighted index composed of equity securities of 100 of the largest non-financial domestic and international companies listed on The Nasdaq Stock Market, Inc. It is a model, not an actual portfolio.

Nasdaq-100 Index Fund--Class A Shares

Overview of the Nasdaq-100 Index Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Performance.............................. 5

A Detailed Look at the Nasdaq-100 Index Fund

                  Objective...............................  6
                  Index Investing Versus Active Management  6
                  Strategy................................  6
                  Principal Investments...................  6
                  Investment Process......................  7
                  Risks...................................  7
                  Information Regarding the Index.........  8
                  Management of the Fund..................  9
                  Calculating the Fund's Share Price......  9
                  Dividends and Distributions.............  9
                  Tax Considerations......................  9
                  Buying and Selling Shares............... 10
                  Financial Highlights.................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT Nasdaq-100 Index Fund--Class A Shares


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

..  Because the Fund invests in the securities that comprise the Nasdaq-100
   Index, which tends to be heavily concentrated in technology companies, changes negatively affecting that sector of the economy may adversely affect the Fund.

.. The Fund's value may fluctuate more than that of less concentrated investment portfolios.

.. Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to replicate the Nasdaq-100 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

.. Because techniques which non-index funds use to reduce the risk of loss may not be commonly used by the Fund, the Fund may perform more poorly than a more actively managed fund in the event of a general market decline.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

.. exposure to the equity market as represented primarily by companies in the US; and

..  investment returns that track the performance of the Nasdaq-100 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments;

..  seeking to outperform the Nasdaq-100 Index.


This prospectus describes the Nasdaq-100 Index Fund Class A Shares. The Fund also offers other classes with different fees and expenses.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.


--------------------------------------------------------------------------------

              Overview of the Scudder VIT Nasdaq-100 Index Fund--Class A Shares



The Fund itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund does not have a full year of operating history to report.

The table below shows the year-end value and the total return of the Nasdaq-100 Index for each of the ten years ended December 2001.

Investors should note that the figures below represent past performance of the Index and not the Index's future performance or the performance of the Fund, which would include certain fees and expenses. These fees and expenses will be reflected in the Fund's results. Past performance is not a guarantee of future results.

An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. An index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks. An index fund has operating expenses and transaction costs that the index does not have and these costs are reflected in the index fund's results. Therefore, while the Fund will attempt to track the Nasdaq-100 Index as closely as possible, it is unlikely to match its performance exactly.
--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

                 Performance
                             Year-End Index
                 Year                Value* Annual Returns **
                    1992             360.19             8.86%
                 ---------------------------------------------
                    1993             398.28            10.58%
                 ---------------------------------------------
                    1994             404.27             1.50%
                 ---------------------------------------------
                    1995             576.23            12.54%
                 ---------------------------------------------
                    1996             821.36            42.54%
                 ---------------------------------------------
                    1997             990.80            20.63%
                 ---------------------------------------------
                    1998           1,836.01            85.31%
                 ---------------------------------------------
                    1999           3,707.83           101.95%
                 ---------------------------------------------
                    2000           2,341.70           (36.84%)
                 ---------------------------------------------

                    2001           1,577.05           (32.65%)
                 ---------------------------------------------
 *Adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994 and does not reflect reinvestment of dividends.
 **Calculated from the year-end values and does not reflect reinvestment of dividends.


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Nasdaq-100 Index Fund--Class A Shares


OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Nasdaq-100 Index.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straight forward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research;

.. index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. To attempt to match the risk and return characteristics of the Nasdaq-100 Index as closely as possible, the Fund may invest in a statistically selected sample of the securities found in the Nasdaq-100 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely match those of the securities in the Nasdaq-100 Index. Over the long term, the investment advisor seeks a high correlation between the performance of the Fund, before expenses, and the Nasdaq-100 Index. The Fund may also hold assets in short-term debt securities and money market instruments. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows.
--------------------------------------------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures contracts and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Nasdaq-100 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Nasdaq-100 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Nasdaq-100 Index as a whole.

The investment advisor may remove or exclude any security from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.


--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class A Shares



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund may use the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Nasdaq-100 Index's value in roughly the same proportion as the Nasdaq-100 Index. Second, the smaller stocks in the Nasdaq-100 Index are analyzed and selected based on liquidity. In choosing smaller stocks, the Fund's investment advisor tries to match the industry and risk characteristics of all of the smaller companies in the Nasdaq-100 Index. We anticipate that the Fund will have a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general and with index investing

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Tracking Error Risk. There are several reasons that the Fund's performance may not match the Nasdaq-100 Index exactly:

.. Unlike the Nasdaq-100 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the Nasdaq-100 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Nasdaq-100 Index.

Concentration Risk. The Fund concentrates its investments in securities that comprise the Nasdaq-100 Index. Thus, to the extent the Index is at any time heavily concentrated in an industry or sector, the Fund will likely also be heavily concentrated in the industry or sector. For instance, the stocks that currently make up the Index are heavily weighted in

--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

the technology sector and stocks of companies in this sector will represent a correspondingly large component of the Fund's investment assets. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this sector will have a significant impact on the Fund's performance.

Growth Company Risk. The prices of growth companies held by the Fund may fall to a greater extent than the overall equity markets because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have in the past seen dramatic rises in stock valuations. The Fund may have the risk that the market may deem the stock prices of these companies overvalued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the overall performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Currently, a few individual securities (for example, Microsoft Corporation and Intel Corporation) represent a highly concentrated weighting in the Index. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies in general. This may increase the volatility of the Fund's performance because the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund may use derivatives in circumstances where the investment advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class A Shares



.. derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a medium size company's shares may be more difficult to sell.

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or a securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Since the Fund may invest in derivatives, it is subject to such risks.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives and securities involving small market capitalization, substantial market risk and /or substantial credit risk tend to involve greater liquidity risk.

Leveraging Risk. If the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Deutsche Asset Management, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund.

Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class A Shares



MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is entitled to receive a fee of 0.30% of the Fund's average daily net assets for its investment advisory services.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capabilities is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.
--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares the next time the net asset value is calculated.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to the Companies' Contracts substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class A Shares


Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans, which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

The fund does not have a full calendar year of operating performance to report.


--------------------------------------------------------------------------------

After the Fund commences operations, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Nasdaq-100 Index Fund                                         CUSIP #251/512/869
Class A Shares                                                ANASDAQPRO (04/02)
Deutsche Asset Management VIT Funds                           811-07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Class B Shares

Prospectus

April 30, 2002

EAFE(R) Equity Index Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the EAFE(R) Equity Index Fund--Class B Shares


Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International ('MSCI') EAFE(R) Index ('EAFE(R) Index') which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that comprise the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments. However, the composition of the EAFE(R) Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).



EAFE(R) Equity Index Fund--Class B Shares


Overview of the EAFE(R) Equity Index Fund

 Goal...................................................................... 3
 Core Strategy............................................................. 3
 Investment Policies and Strategies........................................ 3
 Principal Risks of Investing in the Fund.................................. 4
 Who Should Consider Investing in the Fund................................. 4
 Total Returns, After Fees and Expenses.................................... 5

A Detailed Look at the EAFE(R) Equity Index Fund

 Objective.................................................................  6
 Index Investing Versus Active Management..................................  6
 Strategy..................................................................  6
 Principal Investments.....................................................  6
 Investment Process........................................................  6
 Risks.....................................................................  7
 Information Regarding the Index...........................................  8
 Management of the Fund....................................................  8
 Calculating the Fund's Share Price........................................  8
 Dividends and Distributions...............................................  9
 Distribution Plan.........................................................  9
 Tax Considerations........................................................  9
 Buying and Selling Shares.................................................  9
 Financial Highlights...................................................... 11



--------------------------------------------------------------------------------

Overview of the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

.. Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

.. The currency of a country in which the Fund invests may fluctuate in value relative to the US dollar, which could affect the value of the investment itself.

.. The Fund may not be able to mirror the EAFE(R) Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the equity market as represented by companies outside the US; and

..  investment returns that track the performance of the EAFE(R) Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the EAFE(R) Index.


This prospectus describes the EAFE(R) Equity Index Fund Class B Shares. The Fund also offers other classes with different fees and expenses.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

          Overview of the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class B shares are a newly offered class of shares with no performance history, the following bar chart shows the performance history of the Fund's Class A shares for each full calendar year since the Fund began selling Class A shares on August 22, 1997 (its inception date). The table compares the Fund's Class A shares average annual return adjusted for Class B expenses with the EAFE(R) Index over the last calendar year and since the Fund's inception. The EAFE(R) Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

/1/ The performance of the EAFE(R) Index is calculated from August 31, 1997.

                                    [CHART]

  Year-by-Year Returns
  (for each full calendar year since inception)

                                    1998 21.60%
                                    1999 27.60%
                                    2000 -16.66%
                                    2001 -24.69%

  For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 19.68% (fourth quarter 1998) and its lowest quarterly return was -14.63% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


            Performance for Period
            Ended December 31, 2001
                                             Average Annual Returns

                                                    Since Inception
                                          1 Year (August 22,1997)/1/

            Fund                       (24.94)%              (2.4)%
            --------------------------------------------------------
            EAFE(R) Index              (21.44)%             (0.76)%
            --------------------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the EAFE(R) Equity Index Fund--Class B Shares


OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the EAFE(R) Index, which measures international stock market performance.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE(R) Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the EAFE(R) Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE(R) Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the EAFE(R) Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the EAFE(R) Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the EAFE(R) Index as a whole. The investment advisor may remove or exclude any EAFE(R) stock from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the EAFE(R) Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.


INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the EAFE(R) Index's value in roughly the same proportion as the EAFE(R) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and


--------------------------------------------------------------------------------

   A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares



risk characteristics of all of the smaller companies in the EAFE(R) Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in stocks outside the United States.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the EAFE(R) Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the EAFE(R) Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' EAFE(R) Index.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.


.. Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor

--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.

  of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.



.. Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


.. Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks


Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.



--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares




INFORMATION REGARDING THE INDEX

This Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally, or in this Fund particularly, or the ability of the EAFE(R) Index to track general stock market performance.

Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund, or to this Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE(R) Index.

Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of this Fund to be issued, or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. This Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indexes or any data included therein.

Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MANAGEMENT OF THE FUND


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.



Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.45% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the 'Net Asset
Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.
--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

   A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares




The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange reopens.



When price quotations for a particular security are not readily available or may be unreliable, we determine their value by the method that most accurately reflects its fair value under procedures adopted by and under the supervision of the Board of Trustees.


DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.


DISTRIBUTION PLAN


The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class B shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES


The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares



accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.



--------------------------------------------------------------------------------

   A Detailed Look at the Scudder VIT EAFE(R) Equity Index Fund--Class B Shares




EAFE(R) Equity Index Fund Class A performance is presented because Class B shares are newly offered and have no performance history. Class B shares will have different performance. The table below helps you understand the financial performance of the Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.



Financial Highlights
                                                                                                      For the Period
                                              For the        For the        For the       For the  August 22, 1997/1/
                                           Year Ended     Year Ended     Year Ended    Year Ended            through
                                         December 31,   December 31,   December 31,  December 31,       December 31,
                                                 2001           2000           1999          1998               1997
For a share outstanding throughout each
 period:

Net asset value, beginning of period           $11.14         $13.60         $11.18         $9.34             $10.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations

Net investment income/2/                         0.14           0.14           0.15          0.12               0.02
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments, futures contracts and
 foreign currency transactions                  (2.89)         (2.41)          2.92          1.89              (0.68)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value from operations                          (2.75)         (2.27)          3.07          2.01              (0.66)
------------------------------------------------------------------------------------------------------------------------
Less distributions

Distributions from net investment income         0.00           0.00          (0.23)        (0.16)              0.00
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on
 investments                                     0.00          (0.19)         (0.42)        (0.01)              0.00
------------------------------------------------------------------------------------------------------------------------
Total distributions                              0.00          (0.19)         (0.65)        (0.17)              0.00
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.39         $11.14         $13.60        $11.18              $9.34
------------------------------------------------------------------------------------------------------------------------
Total return/4/                                (24.69)%       (16.66)%        27.60%        21.60%             (6.60)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in 000s)           $94,242        $80,064        $54,499       $35,956            $14,409
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income including
  reimbursement/waiver                           1.38%          1.17%          1.37%         1.20%              0.72%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses including
  reimbursement/waiver                           0.65%          0.65%          0.65%         0.65%              0.65%/3/
------------------------------------------------------------------------------------------------------------------------
Operating expenses excluding
  reimbursement/waiver                           0.80%          0.92%          1.15%         1.66%              2.75%/3/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            19%             4%            29%            7%                 0%/5/
------------------------------------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.
/5/ Less than 1%.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

 You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


EAFE(R)Equity Index Fund                                  CUSIP #251/512/836
Class B Shares                                            BEAFEPRO (04/02)
Deutsche Asset Management VIT Funds                       811-07507

[logo] SCUDDER
       INVESTMENTS


Scudder VIT Funds

Class B Shares


Prospectus


April 30, 2002




Equity 500 Index Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Equity 500 Index Fund--Class B Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index'), which emphasizes stocks of large US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also invest in derivative instruments such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Equity 500 Index Fund -- Class B Shares

Overview of the Equity 500 Index Fund

 Goal...................................................................... 3
 Core Strategy............................................................. 3
 Investment Policies and Strategies........................................ 3
 Principal Risks of Investing in the Fund.................................. 4
 Who Should Consider Investing in the Fund................................. 4
 Total Returns, After Fees and Expenses.................................... 5

A Detailed Look at the Equity 500 Index Fund

 Objective.................................................................  6
 Index Investing Versus Active Management..................................  6
 Strategy..................................................................  6
 Principal Investments.....................................................  6
 Investment Process........................................................  6
 Risks.....................................................................  7
 Information Regarding the Index...........................................  7
 Management of the Fund....................................................  8
 Calculating the Fund's Share Price........................................  8
 Dividends and Distributions...............................................  8
 Distribution Plan.........................................................  9
 Tax Considerations........................................................  9
 Buying and Selling Fund Shares............................................  9
 Financial Highlights...................................................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT Equity 500 Index Fund--Class B Shares



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's costs to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected by us.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING
IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the US equity market as represented by larger companies; and

..  investment returns that track the performance of the S&P 500 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the S&P 500 Index.


This prospectus describes the Equity 500 Index Fund Class B Shares. The Fund also offers other classes with different fees and expenses.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are available only through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

              Overview of the Scudder VIT Equity 500 Index Fund--Class B Shares



TOTAL RETURNS, AFTER FEES & EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class B shares are a newly offered class of shares with no performance history, the following bar chart shows the performance history of the Fund's Class A shares for each full calendar year since the Fund began selling Class A shares on October 1, 1997 (its inception date). The table compares the Fund's Class A shares average annual return adjusted for Class B expenses with the S&P 500 Index over the last calendar year and since its inception. The S&P 500 Index is a model, not an actual portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

/1/ The performance of the S&P 500 Index is calculated from September 30, 1997.

                                    [CHART]

Year-by-Year Returns
(for each full calendar year since inception)

1998   28.71%
1999   20.39%
2000   -9.24%
2001  -12.18%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 21.22% (fourth quarter 1998) and its lowest quarterly return was -14.81% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


       Performance for Period
       Ended December 31, 2001
                                                   Average Annual Returns
                                                         Since Inception
                                              1 Year (October 1, 1997)/1/

       Fund                                (12.43)%                5.31%
       ------------------------------------------------------------------
       S&P 500 Index                       (11.87)%                5.83%
       ------------------------------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Equity 500 Index Fund--Class B Shares


OBJECTIVE


The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, which emphasizes stocks of large US companies.


The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. The investment advisor may exclude or remove any S&P stock from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.


INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the
--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class B Shares



larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in large cap stocks.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period.
.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of McGraw Hill, Inc. ('S&P'). S&P makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund.

S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class B Shares

have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


MANAGEMENT OF THE FUND


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.20% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding share of that class. The Fund values its securities at their stated market value if price quotations are available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted in good faith and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

       A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class B Shares



DISTRIBUTION PLAN


The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class B shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES


The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Equity 500 Index Fund--Class B Shares



Equity 500 Index Fund Class A share performance is presented because Class B shares are newly offered and have no performance history. Class B shares will have different performance. The table below helps you understand the financial performance of the Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.




Financial Highlights
                                                                                          For the Period
                                    For the        For the        For the       For the  October 1, 1997
                                 Year Ended     Year Ended     Year Ended    Year Ended          through
                               December 31,   December 31,   December 31,  December 31,     December 31,
                                       2001           2000           1999          1998             1997
For a share outstanding
 throughout each period:

Net asset value, beginning of
 period                              $13.77         $15.18         $12.73        $10.19           $10.00
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations
Net investment income/2/               0.09           0.13           0.05          0.07             0.03
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain on
 investments and futures
 contracts                            (1.77)         (1.53)          2.55          2.84             0.16
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net asset value
 from operations                      (1.68)         (1.40)          2.60          2.91             0.19
------------------------------------------------------------------------------------------------------------
Less distributions
Distributions from net
 investment income                    (0.10)          0.00          (0.10)        (0.05)            0.00
------------------------------------------------------------------------------------------------------------
Distributions from net
 realized gain on investments         (0.01)         (0.01)         (0.05)        (0.32)            0.00
------------------------------------------------------------------------------------------------------------
Total distributions                   (0.11)         (0.01)         (0.15)        (0.37)            0.00
------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $11.98         $13.77         $15.18        $12.73           $10.19
------------------------------------------------------------------------------------------------------------
Total return/4/                      (12.18)%        (9.24)%        20.39%        28.71%            1.90%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (in
 000s)                             $465,836       $427,855       $288,531       $49,691          $11,760
------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income
 including
 reimbursement/waiver                  1.06%          1.00%          1.16%         1.37%            1.51%/3/
------------------------------------------------------------------------------------------------------------
Operating expenses including
 reimbursement/waiver                  0.30%          0.30%          0.30%         0.30%            0.30%/3/
------------------------------------------------------------------------------------------------------------
Operating expenses excluding
 reimbursement/waiver                  0.31%          0.34%          0.43%         1.19%            2.78%/3/
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   2%             3%             2%           36%               7%
------------------------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Based on average shares outstanding.
 /3/ Annualized.
 /4/ Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of contract charges, whichwould lower the return shown.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Equity 500 Index Fund                                         CUSIP #251/512/844
Class B Shares                                                BE500PRO (04/02)
Deutsche Asset Management VIT Funds                           811-07507

[LOGO] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Class B Shares


Prospectus

April 30, 2002




Small Cap Index Fund

[LOGO] A Member of
       Deutsche Asset Management


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Small Cap Index Fund--Class B Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the 'Russell 2000 Index'), which emphasizes stocks of small US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. However, the composition of the Russell 2000 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a subset of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Stocks in the Russell 2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).


Small Cap Index Fund--Class B Shares


Overview of the Small Cap Index Fund

 Goal...................................................................... 3
 Core Strategy............................................................. 3
 Investment Policies and Strategies........................................ 3
 Principal Risks of Investing in the Fund.................................. 4
 Who Should Consider Investing in the Fund................................. 4
 Total Returns, After Fees and Expenses.................................... 5

A Detailed Look at the Small Cap Index Fund

 Objective.................................................................  6
 Index Investing Versus Active Management..................................  6
 Strategy..................................................................  6
 Principal Investments.....................................................  6
 Investment Process........................................................  7
 Risks.....................................................................  7
 Management of the Fund....................................................  7
 Calculating the Fund's Share Price........................................  8
 Dividends and Distributions...............................................  8
 Distribution Plan.........................................................  8
 Tax Considerations........................................................  8
 Buying and Selling Shares.................................................  9
 Financial Highlights...................................................... 10


--------------------------------------------------------------------------------

Overview of the Scudder VIT Small Cap Index Fund--Class B Shares



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. Returns on small US companies' stock, in which the Fund invests, could trail the returns from stocks of medium or large companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to mirror the Russell 2000 Index closely enough to track its performance for several reasons, including the Fund's costs to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of securities selected.

.. The Fund could suffer losses if its futures contracts and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.


.. Small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and may also sell to tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;

..  exposure to the US equity market as represented by smaller companies; and

..  investment returns that track the performance of the Russell 2000 Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments; or

..  seeking to outperform the Russell 2000 Index.


This prospectus describes the Scudder VIT Small Cap Index Fund Class B Shares. The Fund also offers other classes with different fees and expenses and investment minimums.


Please bear in mind that there are important differences between funds available to any investor (a 'Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in large- and medium-sized company stocks. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

               Overview of the Scudder VIT Small Cap Index Fund--Class B Shares


TOTAL RETURNS, AFTER FEES & EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class B shares are a newly offered class of shares with no performance history, the following bar chart shows the performance of the Fund's Class A shares for each full calendar year since the Fund began selling Class A shares on August 25, 1997 (its inception date). The table compares the Fund's Class A shares average annual return adjusted for Class B expenses with the Russell 2000 Index over the last calendar year and since the Fund's inception. The Russell 2000 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

/1/ The performance of the Russell 2000 Index is calculated from August 31,
1997.
                                    [CHART]

Year-by-Year Returns
(each full calendar year since inception)

1998  -2.18%
1999  20.16%
2000  -3.87%

2001   2.07%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 20.92% (fourth quarter 2001) and its lowest quarterly return was -20.59% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


                Performance for Period Ended December 31, 2001
                                          Average Annual Returns
                                                 Since Inception
                                   1 Year   (August 25, 1997)/1/

                Fund                1.82%                  4.26%
                ------------------------------------------------
                Russell 2000 Index  2.49%                  4.21%
                ------------------------------------------------



--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Small Cap Index Fund--Class B Shares



OBJECTIVE


The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.


The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 Index. Over the long term, the investment advisor seeks a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Russell 2000 Index as a whole. The investment advisor may exclude or remove any Russell 2000 stock from the Fund if the investment advisor believes that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the investment advisor may purchase a stock not included in the Russell 2000 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


--------------------------------------------------------------------------------

        A Detailed Look at the Scudder VIT Small Cap Index Fund--Class B Shares



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First the Fund buys the stocks that make up the larger portions of the Russell 2000 Index's value in roughly the same proportion as the Russell 2000 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment advisor tries to replicate the industry and risk characteristics of all the companies in the Russell 2000 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general, with index investing, and with investing in smaller companies.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error. There are several reasons that the Fund's performance may not replicate the Russell 2000 Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the Russell 2000 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Russell 2000 Index.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.
--------------------------------------------------------------------------------
Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces its securities within a given period.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the security for which it is acting as a substitute;

.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue,


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Small Cap Index Fund--Class B Shares



New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.


As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted in good faith by and under the supervision of the Board of Trustees.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.
DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

DISTRIBUTION PLAN

The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class B shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.



--------------------------------------------------------------------------------

        A Detailed Look at the Scudder VIT Small Cap Index Fund--Class B Shares



BUYING AND SELLING SHARES


The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Small Cap Index Fund--Class B Shares


Small Cap Index Fund Class A share performance is presented because Class B shares are newly offered and have no performance history. Class B shares will have different performance. The table below helps you understand the financial performance of the Class A shares since the Fund's inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class A shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.



Financial Highlights
                                                                                            For the Period
                                    For the       For the        For the       For the   August 25, 1997/1/
                                 Year Ended    Year Ended     Year Ended    Year Ended             through
                               December 31,  December 31,   December 31,  December 31,        December 31,
                                       2001          2000           1999          1998                1997
For a share outstanding
 throughout each period:

Net asset value, beginning of
 period                              $11.10        $11.61         $10.06        $10.51              $10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations

Net investment income/2/               0.06          0.10           0.09          0.06                0.03
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments
 and futures contracts                 0.16         (0.55)          1.92         (0.30)               0.48
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net asset value
 from operations                       0.22         (0.45)          2.01         (0.24)               0.51
--------------------------------------------------------------------------------------------------------------
Less distributions

Distributions from net
 investment income                    (0.06)         0.00          (0.12)        (0.05)               0.00
--------------------------------------------------------------------------------------------------------------
Distributions from net
 realized gain on investments         (0.53)        (0.06)         (0.34)        (0.16)               0.00
--------------------------------------------------------------------------------------------------------------
Total distributions                   (0.59)        (0.06)         (0.46)        (0.21)               0.00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $10.73        $11.10         $11.61        $10.06              $10.51
--------------------------------------------------------------------------------------------------------------
Total return/4/                        2.07%        (3.87)%        20.16%        (2.18)%              5.10%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in
 000s)                             $151,742      $104,095        $55,559       $36,744             $12,617
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income
 including
 reimbursement/waiver                  1.07%         1.13%          1.14%         1.18%               1.08%/3/
--------------------------------------------------------------------------------------------------------------
Operating expenses including
 reimbursement/waiver                  0.45%         0.45%          0.45%         0.45%               0.45%/3/
--------------------------------------------------------------------------------------------------------------
Operating expenses excluding
 reimbursement/waiver                  0.63%         0.69%          1.18%         1.58%               3.27%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  44%           51%            68%           30%                  8%
--------------------------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Based on average shares outstanding.
 /3/ Annualized.
 /4/ Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the advisor and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.


--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Small Cap Index Fund                                          CUSIP #251/512/851
Class B Shares                                                BSMALLPRO (04/02)
Deutsche Asset Management VIT Funds                           811-07507

[LOGO]  SCUDDER
        INVESTMENTS

Scudder VIT Funds

Class B Shares


Prospectus


April 30, 2002


Nasdaq-100 Index Fund

[LOGO]  A Member of
        Deutsche Asset Management


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

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Overview
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of the Nasdaq-100 Index Fund--Class B Shares

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R)/. /
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Nasdaq-100 Index as a whole.



INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the Nasdaq-100 Index. The Fund will invest primarily in common stocks of companies that comprise the Nasdaq-100 Index, in approximately the same weightings as the Nasdaq-100 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. However, the composition of the Nasdaq-100 Index and the Fund may occasionally diverge.
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The Nasdaq-100 Index is a modified capitalization-weighted index composed of equity securities of 100 of the largest non-financial domestic and international companies listed on The Nasdaq Stock Market, Inc. It is a model, not an actual portfolio.

Nasdaq-100 Index Fund--Class B Shares

Overview of the Nasdaq-100 Index Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Performance.............................. 5

A Detailed Look at the Nasdaq-100 Index Fund

 Objective.................................................................  6
 Index Investing Versus Active Management..................................  6
 Strategy..................................................................  6
 Principal Investments.....................................................  6
 Investment Process........................................................  6
 Risks.....................................................................  7
 Information Regarding the Index...........................................  8
 Management of the Fund....................................................  9
 Calculating the Fund's Share Price........................................  9
 Dividends and Distributions...............................................  9
 Distribution Plan.........................................................  9
 Tax Considerations........................................................ 10
 Buying and Selling Shares................................................. 10
 Financial Highlights...................................................... 10


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                                      3

Overview of the Scudder VIT Nasdaq-100 Index Fund--Class B Shares


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

..  Stocks could decline generally or could underperform other investments.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

..  Because the Fund invests in the securities that comprise the Nasdaq-100
   Index, which tends to be heavily concentrated in technology companies, changes negatively affecting that sector of the economy may adversely affect the Fund.

.. The Fund's value may fluctuate more than that of less concentrated investment portfolios.

.. Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

.. The Fund may not be able to replicate the Nasdaq-100 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

.. Because techniques which non-index funds use to reduce the risk of loss may not be commonly used by the Fund, the Fund may perform more poorly than a more actively managed fund in the event of a general market decline.
WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

..  capital appreciation over the long term;
..  exposure to the equity market as represented primarily by companies in the
   US; and
..  investment returns that track the performance of the Nasdaq-100 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

..  pursuing a short-term financial goal;

..  seeking regular income and stability of principal;

..  unable to tolerate fluctuations in the value of your investments;

..  seeking to outperform the Nasdaq-100 Index.

This prospectus describes the Nasdaq-100 Index Fund Class B Shares. The Fund also offers other classes with different fees and expenses.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.


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              Overview of the Scudder VIT Nasdaq-100 Index Fund--Class B Shares



The Fund itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE

The Fund does not have a full year of operating history to report.

The table below shows the year-end value and the total return of the Nasdaq-100 Index for each of the ten years ended December 2001.

Investors should note that the figures below represent past performance of the Index and not the Index's future performance or the performance of the Fund, which would include certain fees and expenses. These fees and expenses will be reflected in the Fund's results. Past performance is not a guarantee of future results.

An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. An index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks. An index fund has operating expenses and transaction costs that the index does not have and these costs are reflected in the index fund's results. Therefore, while the Fund will attempt to track the Nasdaq-100 Index as closely as possible, it is unlikely to match its performance exactly.
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A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

                     Performance
                               Year-End
                     Year Index Value * Annual Returns **
                     1992        360.19             8.86%
                     -------------------------------------
                     1993        398.28            10.58%
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                     1994        404.27             1.50%
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                     1995        576.23            12.54%
                     -------------------------------------
                     1996        821.36            42.54%
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                     1997        990.80            20.63%
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                     1998      1,836.01            85.31%
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                     1999      3,707.83           101.95%
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                     2000      2,341.70           (36.84%)
                     -------------------------------------
                     2001      1,577.05           (32.65%)
                     -------------------------------------
 *Adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994 and does not reflect reinvestment of dividends.
 **Calculated from the year-end values and does not reflect reinvestment of dividends.


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A detailed look
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at the Nasdaq-100 Index Fund--Class B Shares



OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Nasdaq-100 Index.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straight forward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research;

.. index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. To attempt to match the risk and return characteristics of the Nasdaq-100 Index as closely as possible, the Fund may invest in a statistically selected sample of the securities found in the Nasdaq-100 Index, using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely match those of the securities in the Nasdaq-100 Index. Over the long term, the investment advisor seeks a high correlation between the performance of the Fund, before expenses, and the Nasdaq-100 Index. The Fund may also hold assets in short-term debt securities and money market instruments. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows.
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Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures contracts and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Nasdaq-100 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Nasdaq-100 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Nasdaq-100 Index as a whole.

The investment advisor may remove or exclude any security from the Fund if the investment advisor believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund may use the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the


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       A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class B Shares


larger portions of the Nasdaq-100 Index's value in roughly the same proportion as the Nasdaq-100 Index. Second, the smaller stocks in the Nasdaq-100 Index are analyzed and selected based on liquidity. In choosing smaller stocks, the Fund's investment advisor tries to match the industry and risk characteristics of all of the smaller companies in the Nasdaq-100 Index. We anticipate that the Fund will have a low portfolio turnover rate.

RISKS

Set forth below are some of the prominent risks associated with investing in general and with index investing.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Tracking Error Risk. There are several reasons that the Fund's performance may not match the Nasdaq-100 Index exactly:

.. Unlike the Nasdaq-100 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

.. The composition of the Nasdaq-100 Index and the stocks held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Nasdaq-100 Index.

Concentration Risk. The Fund concentrates its investments in securities that comprise the Nasdaq-100 Index. Thus, to the extent the Index is at any time heavily concentrated in an industry or sector, the Fund will likely also be heavily concentrated in the industry or sector. For instance, the stocks that currently make up the Index are heavily weighted in the technology sector and stocks of companies in this sector will represent a correspondingly large component of the Fund's investment assets. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this sector will have a significant impact on the Fund's performance.
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Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

Growth Company Risk. The prices of growth companies held by the Fund may fall to a greater extent than the overall equity markets because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have in the past seen dramatic rises in stock valuations. The Fund may have the risk that the market may deem the stock prices of these companies overvalued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the overall performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Currently, a few individual securities (for example, Microsoft Corporation and Intel Corporation) represent a highly concentrated weighting in the Index. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies in general. This may increase the volatility of the Fund's performance because the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund may use derivatives in circumstances where the investment advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

.. the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

.. derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. the risk that the Fund cannot sell the derivative because of an illiquid secondary market.



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A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class B Shares


Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a medium size company's shares may be more difficult to sell.

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or a securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Since the Fund may invest in derivatives, it is subject to such risks.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives and securities involving small market capitalization, substantial market risk and/or substantial credit risk tend to involve greater liquidity risk.

Leveraging Risk. If the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Deutsche Asset Management, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund.

Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


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       A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class B Shares



MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is entitled to receive a fee of 0.30% of the Fund's average daily net assets for its investment advisory services.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capabilities is broad; it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.
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Typically, the New York Stock Exchange is open every week, Monday through
Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares the next time the net asset value is calculated.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to the Companies' Contracts substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

DISTRIBUTION PLAN

The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class B shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance and other shareholder services


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A Detailed Look at the Scudder VIT Nasdaq-100 Index Fund--Class B Shares


relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans, which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

The fund does not have a full calendar year of operating performance to report.


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                                      10

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After the Fund commences operations, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Nasdaq-100 Index Fund                                        CUSIP # 251/512/828
Class B Shares                                               BNASDAQPRO (04/02)
Deutsche Asset Management VIT Funds                          811-07507

[logo]  SCUDDER
        INVESTMENTS

Scudder VIT Funds

Prospectus


April 30, 2002


Global Biotechnology Fund

[logo]  A Member of
        Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the Global Biotechnology Fund

Goal: The Fund invests to maximize total return.
Core Strategy: The Fund invests primarily in equity securities of biotechnology companies of any size, located in the US and abroad.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human-health care, and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a 'buy and hold' strategy.
--------------------------------------------------------------------------------

Global Biotechnology Fund

Overview of the Global Biotechnology Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Fund Performance......................... 5

A Detailed Look at the Global
Biotechnology Fund

                     Objective.........................  6
                     Strategy..........................  6
                     Principal Investments.............  6
                     Investment Process................  6
                     Other Investments.................  7
                     Risks.............................  7
                     Management of the Fund............  8
                     Additional Performance Information  9
                     Calculating the Fund's Share Price 10
                     Dividends and Distributions....... 10
                     Tax Considerations................ 10
                     Buying and Selling Shares......... 10
                     Financial Highlights.............. 11


--------------------------------------------------------------------------------

Overview of the Scudder VIT Global Biotechnology Fund


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks held by the Fund could perform poorly.

.. The stock market could perform poorly in one or more of the countries in which the Fund invests.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

.. Regulatory or technological change in the biotechnology industry may affect the Fund because it concentrates its investments in biotechnology companies. The Fund's value may fluctuate more than diversified investment portfolios.

.. Small- and medium-sized company stock returns could trail stock market returns generally because of risks specific to small and medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

.. Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

.. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

.. Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

.. Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

.. The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

.. Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the biotechnology industry located in the US and abroad. There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are pursuing a short-term financial goal; are seeking regular income and stability of principal; or cannot tolerate fluctuations in the value of your investments.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the biotechnology sector in the US and abroad. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

                          Overview of the Scudder VIT Global Biotechnology Fund


FUND PERFORMANCE

The Fund has no operating history prior to the date of this Prospectus.
However, the Fund has an investment objective and policies that are substantially similar to those of a Retail Fund and a mutual fund organized in Germany both of which are managed by the Fund's portfolio managers. See the section entitled 'Additional Performance Information' for more information.
--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Global Biotechnology Fund



OBJECTIVE

The Fund invests to maximize total return. While the Fund's advisor and sub-advisor (together, the 'Advisors') give priority to seeking the Fund's objective, they cannot offer any assurance of achieving the objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

STRATEGY

The Fund seeks to maximize total return by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the Fund's investments abroad will be in developed countries. The Fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health-care, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

PRINCIPAL INVESTMENTS


Under normal market conditions, the Fund intends to invest at least 80% of its assets, as determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depositary Receipts and Global Depositary Receipts.


The Fund may invest in companies of varying market capitalizations. The Fund generally expects that its holdings will include securities of 40-60 companies, but the Fund is not limited in the number of its holdings.

The Fund may also participate in the Initial Public Offering ('IPO') market.

INVESTMENT PROCESS

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The Fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The Fund also will assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The Fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

The Fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the Fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

Generally, the Fund pursues a 'buy and hold' investment strategy. However, the Fund will consider selling all or part of a security holding in circumstances the Advisors deems a sale is appropriate including:

.. the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

.. the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;


.. the company has experienced a fundamental shift in its core business processes and objectives, or


..  the Fund's portfolio needs to be rebalanced.


--------------------------------------------------------------------------------

                   A Detailed Look at the Scudder VIT Global Biotechnology Fund



In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as 'derivatives' to protect its assets or increase its exposure to an asset class. The Fund primarily uses futures contracts, options and forward currency transactions. The Advisors may use derivatives in circumstances where it believes derivatives offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the sub-advisor may make temporary defensive investments in cash or money market instruments, as the sub-advisor deems appropriate. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The sub-advisor would follow such a strategy only if it believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including the stocks held by the Fund.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond) asset or index.

Futures contracts and options may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible to add to investment returns.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Concentration Risk. The Fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.


Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the overall performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.


Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

.. Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

.. Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT Global Biotechnology Fund



Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Small- and Medium-Sized Company Risk. To the extent the Fund invests in small- and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small- and medium-sized companies since they lack a large company's financial resources. Finally, stocks of small- and medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a small- or medium-sized company's shares may be more difficult to sell.

Secondary Risks


Pricing Risk. When price quotations for securities are not readily available or are unreliable, the Fund determines their value by the method that most accurately reflects their fair value under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if we were to sell them. If we value these securities too highly, you may end up paying too much for your Fund shares. If we underestimate their price, you may not receive the full market value for your Fund shares.


Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

.. the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

.. derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

.. the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and


.. the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have avoided if it had not entered this transaction.


There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involves greater risk than stock investments.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.


MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc'.), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. DWS International Portfolio Management GmbH ('DWS') is the sub-advisor to the Fund. As investment sub-advisor, DWS makes the Fund's investment decisions. It buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions.

Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM, Inc. and DWS are indirect, wholly-owned subsidiaries of Deutsche Bank AG.


--------------------------------------------------------------------------------

                   A Detailed Look at the Scudder VIT Global Biotechnology Fund



DeAM, Inc. is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of DWS. DeAM, Inc. is entitled to receive a fee of 0.85% of the Fund's average daily net assets for its investment advisory services, from which it will pay DWS for its services.


DeAM, Inc. and DWS each provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DWS managed approximately $108.8 billion in assets.


The following portfolio managers at DWS share primary responsibility for the day-to-day management of the Fund:

Michael Sistenich, Head of Healthcare Equities, DWS International Portfolio Management GmbH and Lead Manager of the Fund.

..  Joined the sub-advisor in 1997.

..  Over 4 years investment industry experience.

.. BSc. in Biochemistry from Oxford University (UK), with research in areas of Cancer and Multi-drug resistance.

Klaus Kaldemorgen, Head of International Equities, DWS International Portfolio Management GmbH and Co-Manager of the Fund.

..  Joined the Sub-advisor in 1982.

..  Over 20 years of investment industry experience.

..  Graduate degree in Economics from Johannes Gutenburg University (Germany).

Chi-Tran Brandli, Fund Manager, DWS International Portfolio Management GmbH and Co-Manager of the Fund.

..  Joined the Sub-advisor in 2000.

..  Prior to that, Financial Analyst, Parnassus Investment in San Francisco,
   1998.

..  BA in Microbiology and Immunology, University of California-Berkeley.

..  Masters Degree in Economics/Finance, University of St. Gallen (Switzerland).

..  Research in Molecular Biology, University of California-San Francisco,
   Stanford University, and the Swiss Federal Institute of Technology.

Dr. Sebastian Virchow, Fund Manager, DWS International Portfolio Management GmbH and Co-Manager of the Fund.

..  Joined the Sub-advisor in 2000.

..  Dr. Med., Ludwig-Maximilian-University, Munich (Germany).

..  7 years research experience in Pharmacology and Urology, University of Essen
   (Germany).

ADDITIONAL PERFORMANCE INFORMATION--SIMILAR FUND

The Fund has no operating history prior to the date of this Prospectus. However, the Fund's investment objective and policies are substantially similar to those of DWS Biotech-Atkien Typ O ('DWS Biotech-Atkien Typ O' or the 'German fund'), a mutual fund organized in Germany and managed by the same portfolio managers who manage the Fund. In managing the Fund, the sub-advisor will employ substantially the same investment policies and strategies.

The performance data below lists the prior performance of DWS Biotech-Atkien Typ O, not the performance of the Fund. This performance should not be considered an indication of future performance of the Fund. DWS Biotech-Atkien Typ O has substantially the same investment objective and policies as the Fund. This performance should not be considered an indication of future performance of the Fund. The data presented represents past performance results. Past performance does not guarantee future results. The sub-advisor manages another mutual fund that has substantially the same investment objectives and policies as the Fund. The performance of that mutual fund is not materially different from the performance presented here.


             Performance for Period Ended December 31, 2001
                                           Average Annual Returns
                                                  Since Inception
                                        1 Year (August 31, 1999/1/)
             DWS Biotech-Atkien Typ O
              (USD) (unaudited)       (22.72)%             22.25%
             ------------------------------------------------------
             MSCI World Index/2/      (16.82)%            (7.41)%
             ------------------------------------------------------
             MSCI World Biotech
              Select Index/3/          (9.68)%             30.95%
             ------------------------------------------------------
 /1/ Inception date of the DWS Biotech-Atkien Typ O.
 /2/ The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
 /3/ The MSCI World Biotech Select Index is an unmanaged index composed of 40 of the largest biotech securities that have annual average daily trading volume of at least $10 million (USD). The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

The figures shown are for the period ended December 31, 2001. The performance information shown has been calculated in accordance with the Securities and Exchange Commission's


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                                      9

A Detailed Look at the Scudder VIT Global Biotechnology Fund


standardized formula, but excludes the impact of any Contract charges. If Contract charges were reflected, performance would have been lower.

The performance information shown for DWS Biotech-Atkien Typ O is net of advisory fees and other expenses of the Fund. Additionally, the performance results reflect reinvestment of dividends and other earnings. Performance figures do not reflect expenses incurred from investing through an insurance company separate account which funds certain variable annuity and variable life insurance contracts.

To the extent that the German fund is not a registered investment company under the laws of the United States, it is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. The German fund, however, is subject to certain limitations and requirements imposed by German law. Further, the German fund may hedge against currency risks applicable to German investors, while the Fund may hedge against currency risks applicable to US investors. Requiring the German fund to operate under the same circumstances applicable to the Fund may have affected the German fund's performance results.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.

The formula for calculating the Fund's net asset value calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted in good faith by and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to the Companies' Contracts substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your advisor before investing.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the


--------------------------------------------------------------------------------

                   A Detailed Look at the Scudder VIT Global Biotechnology Fund


Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.


Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations, it has no financial performance information to present to you in this Prospectus.


--------------------------------------------------------------------------------

After the Fund commences operations, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Global Biotechnology Fund                                     CUSIP #251/512/703
Deutsche Asset Management VIT Funds                           VITBIOPRO (04/02)
                                                              811 07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Prospectus

April 30, 2002

International Select Equity Fund

[logo] A Member of
       Deutsche Asset Management

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------
of the International Select Equity Fund

Goal: The Fund invests for capital appreciation.
Core Strategy: The Fund invests primarily in stocks and other securities with equity characteristics of companies located in the developed countries that make up the Morgan Stanley Capital International (MSCI) EAFE(R) Index ('MSCI EAFE(R) Index').


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its investment objective by investing in a focused list of approximately 30 to 40 stocks that offer, in our opinion, the greatest upside potential on a 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

The Fund follows a strict buy and sell strategy. We begin with a broad universe of equity securities that show long-term prospects for growth. We set for each security a target price objective. The price objective represents our opinion of the intrinsic value of the security. We rank each security based on these target price objectives and purchase the top 30 to 40 securities in the ranking. Stocks are sold when they meet their target price objectives or when we revise price objectives downward.
--------------------------------------------------------------------------------

The MSCI EAFE(R) Index of major markets in Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


International Select Equity Fund

Overview of the International Select Equity Fund

 Goal......................................................................  3
 Core Strategy.............................................................  3
 Investment Policies and Strategies........................................  3
 Principal Risks of Investing in the Fund..................................  4
 Who Should Consider Investing in the Fund.................................  4
 Fund Performance..........................................................  4

A Detailed Look at the International Select Equity Fund

 Objective.................................................................  5
 Strategy..................................................................  5
 Principal Investments.....................................................  5
 Investment Process........................................................  5
 Other Investments.........................................................  5
 Risks.....................................................................  6
 Management of the Fund....................................................  7
 Additional Performance Information........................................  8
 Calculating the Fund's Share Price........................................  8
 Dividends and Distributions...............................................  8
 Tax Considerations........................................................  9
 Buying and Selling Shares.................................................  9
 Financial Highlights......................................................  9



--------------------------------------------------------------------------------

Overview of the Scudder VIT International Select Equity Fund


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  stocks that the sub-advisor has selected could perform poorly; or

.. the stock market could perform poorly in one or more of the countries in which the Fund has invested.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

.. adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value;

.. foreign accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies;

.. the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors; and

.. foreign securities markets are often smaller and less liquid than the US market which may cause the Fund to have more difficulty or higher costs buying or selling securities in those markets.

WHO SHOULD CONSIDER INVESTING IN THE FUND


The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts, and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.


You should consider investing in the Fund if you are seeking capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in more diversified equity funds or in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, seek regular income or cannot tolerate fluctuations in the value of your investments.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The Fund has no operating history prior to the date of this Prospectus.
However, the Fund has an investment objective and policies that are substantially similar to those of another mutual fund managed by the portfolio managers employed by the Fund's sub-advisor. See the section entitled 'Additional Performance Information' for more information.
--------------------------------------------------------------------------------
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the International Select Equity Fund


OBJECTIVE

The Fund seeks capital appreciation. Any dividend and interest income is incidental to the pursuit of its objective. While we seek capital appreciation, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

We seek to identify a focused list of approximately 30 to 40 companies that offer, in our opinion, the greatest upside potential on a rolling 12 month view. We use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.


The MSCI EAFE(R) Index has a median market capitalization of over $2,810 billion. Under normal market conditions, the Fund invests in securities of issuers with a minimum market capitalization of $500 million.


INVESTMENT PROCESS

The Fund's process begins with a broad universe of equity securities of issuers located in the countries that make up the
--------------------------------------------------------------------------------
Equity securities and other securities with equity characteristics include common stock, preferred stock, warrants, purchased call and put options and other rights to acquire stock.

Market Capitalization is determined by the market price of a company's issued and outstanding common stock and is calculated by multiplying the number of shares a company has outstanding by the current market price of the company's shares.

MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. We focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, we set a target price objective (our opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. We apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the Fund. Stocks are sold when they meet their target price objectives or when we revise price objectives downward. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

OTHER INVESTMENTS


The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


We may invest in various instruments commonly known as 'derivatives' to increase or decrease the Fund's exposure to a securities market, index or currency. In particular, the Fund may use futures, options and forward currency transactions. We may use derivatives in circumstances when we believe they offer an economical means of gaining exposure to a particular securities market or index. We may also invest in derivatives to attempt to reduce the Fund's exposure or to keep cash on hand
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

Forward currency transactions involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.



--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT International Select Equity Fund


to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We could place up to 100% of the Fund's assets in US or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of capital appreciation.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although we attempt both to assess the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for several reasons including:

.. Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

.. Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

.. Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

.. Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


.. Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities. We may seek to minimize this risk by actively managing the currency exposure of the Fund, which entails hedging or cross-hedging from time to time. There is no guarantee that these currency management activities will be employed or that they work, and their use could cause lower returns or even losses to the Fund.


Secondary Risks


Pricing Risk. When price quotations for particular securities are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we value these securities too highly when you buy shares of the Fund, you may end up paying too much for your Fund shares. If we underestimate their price when you sell, you may not receive the full market value for your Fund shares.


Small Company Risk. To the extent that the Fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing can also pose added risk. Industry wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Futures and Options. Although not one of its principal investment strategies, the Fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

.. the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;


--------------------------------------------------------------------------------

            A Detailed Look at the Scudder VIT International Select Equity Fund



.. derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

.. that the Fund cannot sell the derivative because of an illiquid secondary market; and

.. futures contracts and options on futures contracts used for non-hedging purposes involves greater risks than stock investments.


MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd. ('DeAMIS'), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment advisor for the Fund. DeAMIS, with headquarters at One Appold Street, London, England, acts as investment sub-advisor for the Fund. The Fund's investment sub-advisor, DeAMIS makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.

DeAM, Inc. and DeAMIS are indirect, wholly-owned subsidiaries of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc. is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of DeAMIS. DeAM, Inc. is entitled to receive a fee of 0.85% of the Fund's average daily net assets for its investment advisory services, from which it will pay DeAMIS for its services.

DeAM, Inc. and DeAMIS each provide a full range of international investment advisory services to institutional and retail clients. As of December 31, 2001, DeAM, Inc. managed approximately $96 billion in assets. As of December 31, 2001, DeAMIS managed approximately $6 billion in assets.

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Alexander Tedder, Director, Deutsche Asset Management, and Lead Manager of the Fund.

.. Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.

..  13 years of investment industry experience.

..  Fluent in German, French, Italian and Spanish

..  Masters in Economics and Business Administration, Freiburg University.

Richard Wilson, Director, Deutsche Asset Management, and Co-Manager of the Fund.

.. Joined the investment advisor in 1993. Prior to that, managed UK pension funds at HSBC Asset Management from 1988 to 1993.

..  14 years of investment industry experience.

..  Member of the Global Equity Portfolio Team and Head of Global Utility
   Research.

..  UK & Pan European manager.

..  BA from Exeter University.

James Pulsford, Director, Deutsche Asset Management, and Co-Manager of the Fund.

..  Joined the investment advisor in 1984.

.. 17 years investment experience including 12 years in Tokyo office specializing in small company investment.

..  BA from Oxford University.

Amy Low, Assistant Vice President, Deutsche Asset Management, and Co-Manager of the Fund.

.. Joined the investment advisor in 1997. Prior to that, was a credit analyst at OCBC Group from 1994 to 1997.

..  Eight years of investment industry experience.

..  Chartered Financial Analyst.

..  Bachelor of Business (Hons) degree from the Nanyang Technological University.

Stuart Kirk, Portfolio Manager, Deutsche Asset Management, and Co-Manager of the Fund.

..  Joined the investment advisor in 1995.

..  Seven years of investment industry experience.


--------------------------------------------------------------------------------

A Detailed Look at the Scudder VIT International Select Equity Fund



..  Asia-Pacific analyst

..  MA from Cambridge University

ADDITIONAL PERFORMANCE INFORMATION--SIMILAR FUND


The Fund has no operating history prior to the date of this Prospectus. However, the Fund's investment objective and policies are substantially similar to those of Deutsche Asset Management International Select Equity Fund, a mutual fund managed by the portfolio managers and available for purchase by the public (the 'DeAM Fund'). In managing the Fund, the sub-advisor will employ substantially the same investment policies and strategies.


The performance data below lists the prior performance of Institutional Class shares of the DeAM Fund, not the performance of the Fund. This performance should not be considered an indication of future performance of the Fund. The data presented represents past performance results. Past performance does not guarantee future results. DeAMIS and its affiliates also manage other portfolios that have substantially the same investment objectives and policies as the Fund. The performance of those portfolios is not materially different from the performance presented here.


            Performance for Period Ended December 31, 2001 Institutional Class Shares: DeAM Fund
                                        Average Annual Returns/1/
                                                  Since Inception
                           1 Year 3 Years 5 Years (May 15, 1995/2/)
            DeAM Fund
             Returns     (16.52)%  10.67%  10.97%          12.16%
            -------------------------------------------------------
            MSCI EAFE(R)
             Index (USD)
             Returns     (21.44)% (5.05)%   0.89%           2.56%
            -------------------------------------------------------
 /1/ The index return is from May 31, 1995.
 /2/ Inception date of the DeAM Fund.

The figures shown are for the period ended December 31, 2001. The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any Contract charges. If Contract charges were reflected, performance would have been lower.

The performance information shown for the Institutional Class shares of the DeAM Fund is net of advisory fees and other expenses of the Fund. Additionally, the performance results reflect reinvestment of dividends and other earnings. Performance figures do not reflect expenses incurred from investing through an insurance company separate account which funds certain variable annuity and variable life insurance contracts or expenses which might be associated in investing through a qualified plan.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.

The formula for calculating the Fund's net asset value calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to the Companies' Contracts substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment

--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

--------------------------------------------------------------------------------

            A Detailed Look at the Scudder VIT International Select Equity Fund


of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS


Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.


Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.


Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.


BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans, which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations, it has no financial performance information to present to you in this Prospectus.


--------------------------------------------------------------------------------

After the Fund commences operations, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

 You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

International Select Equity Fund                              CUSIP #251/512/877
Deutsche Asset Management VIT Funds                           VITISEPRO (04/02)
                                                              811-07507

[logo] SCUDDER
       INVESTMENTS

Scudder VIT Funds

Prospectus

April 30, 2002



US Bond Index Fund

[logo] A Member of
       Deutsche Asset Management


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

Overview
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of the US Bond Index Fund

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the 'Lehman Bond Index'), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.
Core Strategy: The Fund invests in a statistically selected sample of the securities that comprise the Lehman Bond Index.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the Lehman Brothers Aggregate Bond Index. The Fund will invest primarily in debt securities of companies that comprise the Lehman Bond Index, in approximately the same weightings as the Lehman Bond Index. The Fund may also invest in derivative instruments such as index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Lehman Bond Index while remaining as fully invested as possible in all market environments. However, the composition of the Lehman Bond Index and the Fund may occasionally diverge.
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The Lehman Brothers Aggregate Bond Index is one of the most widely accepted benchmarks of bond market total return. It is a model, not an actual portfolio in which you may invest. It includes more than 6,000 taxable securities, divided into four classes: US Treasury and agency securities, corporate bonds, bonds issued outside the United States but payable in US dollars, and mortgage-backed securities. All of the bonds on the Index have maturities of one year or more at the time of their issue.

US Bond Index Fund

Overview of the US Bond Index Fund

 Goal...................................................................... 3
 Core Strategy............................................................. 3
 Investment Policies and Strategies........................................ 3
 Principal Risks of Investing in the Fund.................................. 4
 Who Should Consider Investing in the Fund................................. 4
 A Note on Fees............................................................ 4

A Detailed Look at the US Bond Index Fund

 Objective................................................................. 5
 Index Investing Versus Active Management.................................. 5
 Strategy.................................................................. 5
 Principal Investments..................................................... 5
 Investment Process........................................................ 6
 Risks..................................................................... 6
 Management of the Fund.................................................... 7
 Calculating the Fund's Share Price........................................ 7
 Dividends and Distributions............................................... 7
 Tax Considerations........................................................ 7
 Buying and Selling Shares................................................. 8
 Financial Highlights...................................................... 8


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                                      3

Overview of the Scudder VIT US Bond Index Fund


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

.. The bond market could decline in value as a result of a rise in interest rates.

.. The creditworthiness of a bond issuer could decline, which could cause the value of the bond to decline.

.. The Fund may not be able to mirror the Lehman Bond Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of securities selected.

.. The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and may also sell to certain tax-qualified plans (the 'Companies'). Shares are available to the public through the purchase of certain variable annuity contracts, variable life insurance contracts and tax qualified plans ('Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund by the Companies in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you want to invest in the fixed income market generally without regard to particular types of issuers, sectors, or debt securities. Such investments in the past have offered current income. There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking to achieve capital appreciation or seeking to outperform the Lehman Bond Index.

Please bear in mind that there are important differences between funds sold to any investor (a 'Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, provide a complementary investment for investors seeking a more balanced asset mix. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A NOTE ON FEES

As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

The Fund has not commenced operations as of the date of this Prospectus; therefore, no performance information is being presented to you.


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                                      4

A detailed look
--------------------------------------------------------------------------------
at the US Bond Index Fund


OBJECTIVE

The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Bond Index.

While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

INDEX INVESTING VERSUS ACTIVE
MANAGEMENT

Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

.. indexing provides simplicity because it is a straightforward market-matching strategy;

.. index funds generally provide diversification by investing in a wide variety of companies and industries;

.. an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

.. index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

..  index funds generally realize low capital gains.

STRATEGY

The Fund will pursue its objective by investing primarily in the securities included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Lehman Bond Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the investment performance of the Lehman Bond Index over time, the Fund invests in a statistically selected sample of the securities in the Lehman Bond Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the Lehman Bond Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in securities included in the Lehman Bond Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Lehman Bond Index as a whole. We may exclude or remove any security from the Fund, if we believe that the security is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a security not included in the Lehman Bond Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a security being added to the Lehman Bond Index. The Fund may also hold short-term debt securities and money market instruments.

--------------------------------------------------------------------------------
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

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                                      5

A Detailed Look at the Scudder VIT US Bond Index Fund


INVESTMENT PROCESS

The Fund normally does not hold every one of the 6,000 securities in the Lehman Bond Index. Instead it invests in a representative sample of the securities that make up the Index, which tracks six major classes of investment grade fixed-income securities. The chart below shows the percentage of the types of securities in which the Fund would have invested, as of December 31, 2001, as represented by the market value of the Index. The Fund also attempts to replicate the Index's duration, an intermediate term. We anticipate that the Fund will have a low portfolio turnover rate.


          Class of Securities

                                                     Percent of Market
                                                        Value of Index
          US treasury and agency securities
           (debentures)                                            34%
          ------------------------------------------------------------
          Mortgage-backed securities (agency credit)               35%
          ------------------------------------------------------------
          Commercial mortgage-backed securities                     2%
          ------------------------------------------------------------
          Corporate bonds                                          24%
          ------------------------------------------------------------
          Bonds issued outside the US
           but payable in US dollars                                3%
          ------------------------------------------------------------
          Asset-backed securities                                   1%
          ------------------------------------------------------------

RISKS

Set forth below are some of the prominent risks associated with investing in general, and with bond investing index investing.

Primary Risks

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline.

Tracking Error. There are several reasons that the Fund's performance may not replicate the Index exactly:

.. Unlike an index, the Fund incurs administrative expenses and transaction costs in trading bonds.

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Duration measures the sensitivity of bond prices to changes in interest rates.
The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.

.. The composition of the Index and the bonds held by the Fund may occasionally diverge.

.. The timing and magnitude of cash inflows from investors buying and selling shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the 'fully invested' Index.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, the issuers may not be able to make timely payments on the interest and principal on the bonds they have issued.

Prepayment Risk. When a bond issuer, such as an issuer of mortgage-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Investment grade debt securities similar to those held in the Fund have experienced a moderate level of short-term price fluctuation.

Futures and Options. The Fund may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the bond market. Risks associated with derivatives include:

.. that the derivative is not well correlated with the securities for which it is acting as a substitute;

.. that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

.. that the Fund cannot sell the derivative because of an illiquid secondary market.


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                                      6

                          A Detailed Look at the Scudder VIT US Bond Index Fund


Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their fair value under procedures adopted by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices that the securities might actually command if we were to sell them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. ('DeAM, Inc.'), Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders. The Contracts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' Contracts and not to you, the Contract owner.

Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is entitled to receive a fee of 0.15% of the Fund's average daily net assets for its services.

As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional and retail clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.

The formula for calculating the Fund's net asset value calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. The Fund values its securities at their stated market value if price quotations are available and reliable.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted by and under the supervision of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, it is the Fund's policy to distribute to the Companies' Contracts substantially all of that taxable income or capital gains at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income tax or excise tax. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.
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Typically, the New York Stock Exchange is open every week, Monday through
Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


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                                      7

A Detailed Look at the Scudder VIT US Bond Index Fund



Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts or tax qualified plans which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A Contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of Contract owners or commonly controlled accounts and orders placed by a Company. Because purchase orders from a Company may be placed in combination with those of other Contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a Contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations, it has no financial performance information to present to you in this Prospectus.


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                                      8

After the Fund commences operations, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

US Bond Index Fund                                        CUSIP #05576E706

Deutsche Asset Management VIT Funds                       VITBONDPRO (04/02)
                                                          811-07507

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 2002

SCUDDER VIT FUNDS

..    Equity 500 Index Fund
..    US Bond Index Fund
..    Small Cap Index Fund
..    EAFE(R) Equity Index Fund
..    Nasdaq-100 Index Fund

Scudder VIT Funds is the marketing name for Deutsche Asset Management VIT Funds (the 'Trust'). The Trust is comprised of several funds. The funds listed above (each, a 'Fund' and together the 'Funds') are each a series of the Trust. This Statement of Additional Information describes the Funds' Shares.

The Funds sell shares only to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the 'Companies'). Shares of the Funds are available to the public only through the purchase of certain variable annuity, variable life insurance contracts and tax qualified plans ('Contract(s)') issued by the Companies. The investment advisor of the Funds is Deutsche Asset Management, Inc. (the 'Advisor' or 'DeAM, Inc.'). The distributor of the Funds' shares is PFPC Distributors, Inc. (the 'Distributor').

The Prospectus for each Fund, dated April 30, 2002, provides the basic information investors should know before investing. This Statement of Additional Information ('SAI'), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. This SAI is not an offer of any Fund which can be made only with a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund's Prospectus. The financial statements for each Fund (other than US Bond Index Fund which has not commenced operations as of the date of this SAI and the Nasdaq-100 Index Fund which was not operational as of the date of this SAI) for the fiscal year ended December 31, 2001, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2001. A copy of each Fund's Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.

                         DEUTSCHE ASSET MANAGEMENT, INC.
                         Investment Advisor of each Fund

                             PFPC DISTRIBUTORS, INC.
                                   Distributor
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...............................................   3

     Investment Objectives .....................................................................   3
     Investment Policies .......................................................................   7
     Equity Securities .........................................................................   7
     Fixed Income Securities and Money Market Instruments ......................................  10
     Mortgage-Backed and Asset-Backed Securities ...............................................  12
     Derivative Securities .....................................................................  15
     Futures Contracts and Options on Futures Contracts ........................................  22
     Other Investments .........................................................................  27
     Additional Risk Factors ...................................................................  29
     Investment Restrictions ...................................................................  30
     Additional Restrictions ...................................................................  31
     Portfolio Turnover ........................................................................  33
     Portfolio Transactions and Brokerage Commissions ..........................................  33

PERFORMANCE INFORMATION ........................................................................  35

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND .....................................  37

MANAGEMENT OF THE TRUST ........................................................................  39

     Trustees and Officers .....................................................................  40
     Committees ................................................................................  42
     Security and Other Interests ..............................................................  43
     Board Consideration of the Advisory Contract ..............................................  43
     Compensation ..............................................................................  44
     Control Persons and Principal Shareholders of the Trust ...................................  44
     Code of Ethics ............................................................................  46
     Investment Advisor ........................................................................  47
     Administrator .............................................................................  48
     Distributor ...............................................................................  48
     Custodian and Transfer Agent ..............................................................  49
     Expenses ..................................................................................  49
     Counsel and Independent Auditors ..........................................................  49

ORGANIZATION OF THE TRUST ......................................................................  50

TAXATION .......................................................................................  50

FINANCIAL STATEMENTS ...........................................................................  52

APPENDIX .......................................................................................  53

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                              Investment Objectives
                              ---------------------


The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

Equity 500 Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500'), which emphasizes stocks of large US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.


US Bond Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the 'Lehman Bond Index'), which emphasizes government and corporate investment grade debt securities. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in securities included in the Lehman Bond Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index.


Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the 'Russell 2000'), which emphasizes stocks of small US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.


EAFE(R) Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index (the 'EAFE(R) Index'), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the EAFE(R) Index.


Nasdaq-100 Index(R) Fund seeks to replicate, as closely as possible, before expenses, the performance of the NASDAQ Stock Market, Inc.'s Nasdaq-100 Index, which comprises 100 of the largest non-financial domestic and international issuers listed on The NASDAQ Stock Market. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act'). Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Nasdaq-100 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Nasdaq-100 Index.


The following is a discussion of the various types of securities and investment strategies employed by each Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Funds' investment in a particular type of security is limited to a certain percentage of the Funds' assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.

                         Summary of Investment Practices


-----------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                                US Bond      Small Cap     Equity 500  EAFE(R) Equity   Nasdaq-100
                                                  Index Fund    Index Fund    Index Fund    Index Fund     Index Fund

=======================================================================================================================
KEY TO TABLE:

[X] Permitted without stated limit
[_] Permitted without stated limited, but not expected to be used to a significant extent
 X  Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Common Stock                                                  X         [X]          [X]         [X]          [X]
-----------------------------------------------------------------------------------------------------------------------
Warrants Listed on NYSE & ASE                                 X         5%            X          5%           5%
-----------------------------------------------------------------------------------------------------------------------
Warrants Not Listed on NYSE & ASE                             X         2%            X          2%           2%
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock                                               X         [X]          [X]         [X]          [X]
-----------------------------------------------------------------------------------------------------------------------
Convertible Securities                                       [X]        [X]          [X]         [X]          [X]
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                   X       At least        X                        X
--------------------------------------------------------------------           -------------             --------------
Medium Capitalization Stocks                                  X         80%                    At least       [X]
-------------------------------------------------------------------------------                          --------------
Large Capitalization Stocks                                   X          X         At least     80%

                                                                                     80%                  At least 80%
-----------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-U.S. ISSUERS
-----------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                             X         [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                            X         [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                               X          X            X          [_]           X
-----------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                       [X]        [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial                     [_]        [_]          [_]         [_]          [_]
Institutions
-----------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Banker's                         [_]        [_]          [_]         [_]          [_]
Acceptances
-----------------------------------------------------------------------------------------------------------------------
Commercial Paper                                             [_]        [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                     [_]        [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                   [X]        [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Custodial Receipts                                           []         [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest                 [_]         X            X           X            X
Bonds
-----------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                             [_]        [_]          [_]         [_]
-----------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                  [_]        [_]          [_]         [_]          [_]
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                  US Bond       Small Cap    Equity 500     EAFE(R)       Nasdaq-100
INVESTMENT PRACTICE                              Index Fund    Index Fund    Index Fund   Equity Index    Index Fund
                                                                                              Fund

=======================================================================================================================
KEY TO TABLE

[X] permitted without stated limit
[_] Permitted without stated limited, but nt exceeded to be used to a significant extent
 X  Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; do not indicate actual size
-----------------------------------------------------------------------------------------------------------------------
Registered Loans                                      [_]
-----------------------------------------------------------------------------------------------------------------------
Put Bonds                                             [_]          [_]           [_]            [_]           [_]
-----------------------------------------------------------------------------------------------------------------------
Other Debt Obligations                                [_]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed                 [X]           X             X              X             X
Securities
-----------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                               [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                               [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                              [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs          [X]           X             X              X             X
and REMICs)
-----------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage -Backed Securities            [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                      [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Stripped-Mortgage Backed Securities                   [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                             [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                               [X]           X             X              X             X
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
-----------------------------------------------------------------------------------------------------------------------
Options on Securities                                 [_]          [_]           [_]            [_]           [_]
-----------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                         15%          15%           15%            [_]           15%
-----------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                   X            X             X             [_]            X
-----------------------------------------------------------------------------------------------------------------------
Spreadlocks                                           [_]          [_]            X             [_]           [_]
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
-----------------------------------------------------------------------------------------------------------------------
Futures Contracts                                     [_]          [_]           [_]            [_]           [_]
-----------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                5% Net       5% Net        5% Net         5% Net        5% Net
-----------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including                5% Net       5% Net        5% Net         5% Net        5% Net
Contracts on Security Indices)
-----------------------------------------------------------------------------------------------------------------------
Purchase protective puts                              [_]          [_]           [_]            [_]           [_]
-----------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES
-----------------------------------------------------------------------------------------------------------------------
Swaps                                                 10%          10%            X             10%           10%
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

INVESTMENT PRACTICE                              US Bond     Small Cap     Equity 500      EAFE (R)     Nasdaq-100
                                                Index Fund   Index Fund    Index Fund    Equity Index   Index Fund
                                                                                             Fund

==================================================================================================================
KEY TO TABLE:

[X] Permitted without stated limit
[_] Permitted without stated limited, but not expected to be used to a significant extent
 X  Not Pemitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of a net fund assets: does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of a total fund assets; does not indicate actual use
------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                  [_]          [_]          [_]           [_]          [_]
------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                      [_]          [_]          [_]           [_]          [_]
------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                 [_]          [_]          [_]           [_]          [_]
------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                        X            X            X            [_]           X
------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                 15%          15%          15%           15%          15%
------------------------------------------------------------------------------------------------------------------
TBA Commitments                                                                                          [_]
------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities         15%          15%          15%           15%          15%
------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                               [_]          [_]          [_]           [_]          [_]
------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                       [_]          [_]          [_]           [_]          [_]
------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                     30%          30%          30%           30%          33%
------------------------------------------------------------------------------------------------------------------
Other Investment Companies                          10%          10%          10%           10%          10%
------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                      X            X            X             X            X
------------------------------------------------------------------------------------------------------------------
Russell 200 Index                                              At least                                   X
                                                                 80%
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE(R)                                             At least
Index                                                                                      80%
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index              At least
                                                    80%
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                               At least
                                                                              80%
------------------------------------------------------------------------------------------------------------------
NASDAQ 100 Index                                                                                       At least
                                                                                                         80%
------------------------------------------------------------------------------------------------------------------

                               Investment Policies
                               -------------------

The following is a discussion of the various investments of and techniques employed by each Fund. Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

                                Equity Securities
                                -----------------

General. With the exception of the US Bond Index Fund, each Fund invests in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, 'equity securities' are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type, represent an equity (i.e.,
                                                                           ----
ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of each Fund and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. Preferred stock has a preference (i.e., ranks higher) in
                                                   ----
liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on
 ----
preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a
                                                        ----
fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Warrants. All equity index funds except the Equity 500 Index Fund may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange or American Stock Exchange). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium- and Small-Capitalization Stocks. The Small Cap Index Fund invests in medium- and small- capitalization stocks and the Nasdaq-100 Index Fund invests in medium-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the 'S&P 500'. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

                                Non-US Securities
                                -----------------

General. The value of each Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.
 ----
The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the 'NYSE'). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') and International Depository Receipts ('IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.

Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE(R) Equity Index Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The EAFE(R) Equity Index Fund invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.


              Fixed Income Securities and Money Market Instruments

General. (The US Bond Index Fund may only invest in domestic fixed income securities) The Funds may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in Fund instruments producing lower yields than the balance of the Fund, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.


Short-Term Instruments. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ('S&P') or Aa or higher by Moody's Investors Service, Inc. ('Moody's') or, if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.


Obligations of Banks and Other Financial Institutions. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Funds may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Funds may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.


Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Each Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix A to this SAI.

At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.


US Government Securities. Each Fund may invest in obligations issued or guaranteed by the US government and that are direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.


Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See 'Zero Coupon Securities.'


Zero Coupon Securities and Deferred Interest Bonds. (For US Bond Index only) The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See 'Taxation'



Fixed Income Security Risk. Fixed income securities expose the Fund to five types of risk: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Fund's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund; (4) Prepayment risk or call risk is the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid (or 'called') prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the securities duration and reducing the value of the security).

                   Mortgage-Backed and Asset-Backed Securities
                   -------------------------------------------

General Characteristics. (US Bond Index only) The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties,
                         ----
commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that they invest in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. (US Bond Index only) The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ('REMIC Certificates'), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.


Ginnie Mae Certificate. (US Bond Index Fund only)The Government National Mortgage Association ('Ginnie Mae') is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the 'Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ('FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ('VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the US Bond Index Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. (US Bond Index Fund only) The Federal National Mortgage Association ('Fannie Mae') is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage
                                                             ----
loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. (US Bond Index Fund only) The Federal Home Loan Mortgage Corporation ('Freddie Mac') is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Other US government securities that US Bond Index Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


Stripped Mortgage-Backed Securities. (US Bond Index Fund only) The cash flows and yields on Interest Only ('IO') and Principal Only ('PO') classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Adjustable Rate Mortgages - Interest Rate Indices. (US Bond Index Fund only) Adjustable rate mortgages in which the US Bond Index Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the 'FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the 'FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. (US Bond Index Fund only) The asset-backed securities in which the US Bond Index Fund may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. (US Bond Index Fund only) The mortgage-backed securities in which the US Bond Index Fund may invest are limited to those relating to residential mortgages. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The US Bond Index Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                              Derivative Securities
                              ---------------------

General. Each Fund may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, 'derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Funds' return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.


                         Derivative Securities: Options

Options on Securities. Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Funds are 'covered.'


A call option written by a Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.


When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

A put option written by a Fund is 'covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' A Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may make a 'closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the

Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund's Trustees. Unless the Board of Trustees conclude otherwise, each Fund intends to treat OTC options as not readily marketable and therefore subject to each Fund's 15% limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in 'Options on Securities,' a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in 'Options on Securities,' a Fund would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

EAFE(R) Equity Index Fund may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Spreadlocks. The Fund may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one time cash payment based on a specific financial index between the Fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

                               Currency Management
                               -------------------

General. In connection with a Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currency; currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.


Currency Exchange Transactions. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund's position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the 'CFTC'), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. (EAFE(R) Equity Index Fund only)The EAFE(R) Equity Index Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE(R) Equity Index Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The EAFE(R) Equity Index Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE(R) Equity Index Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE(R) Equity Index Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is 'covered' if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The EAFE(R) Equity Index Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

Swap Agreements. Each Fund (except the Equity 500 Index Fund) may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the 'net amount'). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the 'CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a 'safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

    Derivative Securities: Futures Contracts and Options on Futures Contracts
    -------------------------------------------------------------------------

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

Each Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Funds are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Funds or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Each Fund's futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Funds expect that, on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Funds to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. Each Fund may not invest more than 25% of its total assets in purchased protective put options.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Funds. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and, the Funds may also use stock index futures on a continual basis to equitize cash so that the Funds may maintain 100% equity exposure.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated 'contracts markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US Government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month US Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment ('initial margin'). Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Funds or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). Each Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Funds' management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under 'Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.


                    Derivative Securities: Hedging Strategies
                    -----------------------------------------

Hedging Strategies. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of securities.

Each Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

..    the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;
..    the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;
..    possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and
..    the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time; however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such 'over hedging' or 'under hedging' may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Fund may be unable to close out a position without incurring substantial losses, if at all. Each Fund is also subject to the risk of default by a counterpart to an off-exchange transaction. See 'Illiquid Securities.'


                                Other Investments
                                -----------------

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the '1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the 'SEC') has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Fund's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Funds could be adversely affected.

In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Funds bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Funds may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a 'reverse repurchase agreement'). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, US Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. . In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Lending of Portfolio Securities. Each Fund has the authority to lend up to 30% (the Nasdaq-100 Index Fund may lend up to 33.3%) of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Funds will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, a Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a 'finder'.

The Funds will adhere to the following conditions whenever its securities are loaned: (1) the Funds must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower;
(2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a
                                                --------  -------
material event adversely affecting the investment occurs, the Funds must retain the right to terminate the loan and recall and vote the securities.


During the term of the loan, the Funds continue to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Funds are subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. The Funds are a party to an exemptive order from the SEC which allows cash collateral to be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Funds' lending agent and may share in revenue received from securities lending transactions as compensation for this service.


                             Additional Risk Factors
                             -----------------------

In addition to the risks discussed above, the Funds' investments may be subject to the following risk factors:


Diversification. The EAFE(R) Equity Index Fund, Equity 500 Index Fund, Small Cap Index Fund and US Bond Index Fund are 'diversified' under the 1940 Act and are also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. The Nasdaq-100 Index Fund is 'non-diversified' under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


The Nasdaq-100 Index Fund is subject to certain federal tax diversification requirements and to the policies adopted by the Advisor. To qualify as a 'regulated investment company,' the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements are subject to certain qualifications and exceptions.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations and other securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                             Investment Restrictions
                             -----------------------
Fundamental Policies. The following investment restrictions are 'fundamental policies' of each Fund and may not be changed with respect to a Fund without the approval of a 'majority of the outstanding voting securities' of the Fund. 'Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI, means, with respect to each Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, EAFE(R) Equity Index Fund, Equity 500 Index Fund, Small Cap Index Fund and Nasdaq-100 Index Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

         (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% (33.3% for the Nasdaq-100 Index Fund) of the Fund's total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) (except for the Nasdaq-100 Index Fund) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government securities.

          As a matter of fundamental policy, US Bond Index Fund may not:

          (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption 'Additional Restrictions' below (as an operating policy, the Funds may not engage in dollar roll transactions);

          (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

          (5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

          (6) issue any senior security (as that term is defined in the 1940
          Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

          (7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government Securities.

                             Additional Restrictions
                             -----------------------

In order to comply with certain statutes and policies, the EAFE(R) Equity Index Fund, Equity 500 Index Fund, Small Cap Index Fund and Nasdaq-100 Index Fund will not, as a matter of operating policy (except such policies may be changed by the Board of Trustees):

         (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (ii) invest for the purpose of exercising control or management;

         (iii) purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; or

         (iv) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

In order to comply with certain statutes and policies, the US Bond Index Fund will not, as a matter of operating policy (except such policies may be changed by the Board of Trustees):

         (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (ii) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange (This provision does not include the sale of securities where the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Fund has no current intention to engage in short selling);

         (iii) invest for the purpose of exercising control or management;

         (iv) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC)to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         (v) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees);

         (vi) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal;

         (vii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States stock exchange, to the extent permitted by applicable state securities laws.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                               Portfolio Turnover
                               ------------------

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in the Funds may be sold whenever the Advisor believes it is appropriate to do so in light of the investment objective of the Funds without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year.

The rate of portfolio turnover of the Nasdaq-100 Index Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions tends to increase as the level of portfolio activity increases.

Each Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

                Portfolio Transactions and Brokerage Commissions
                ------------------------------------------------

Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Advisor seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third-party market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pursuant to the investment advisory agreement, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons," as such term is defined in the 1940 Act, of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of
Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which it acts as a clearing broker and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Funds or the Advisor, not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Portfolios or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, Equity 500 Index Fund paid brokerage commissions in the amount of $74,761, $61,267, and $76,582, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, the Small Cap Index Fund paid brokerage commissions in the amount of $100,375, $69,516, and $41,714, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.

For the fiscal years ended December 31, 2001, December 31, 2000, December 31, 1999, the EAFE(R) Equity Index Fund paid brokerage commissions in the amount of $73,073, $57,931, and $32,983, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.

For the fiscal year ended December 31, 2001, the Nasdaq-100 Index Fund paid brokerage commissions in the amount of $1,308. None of these commissions were paid to an affiliate.


                             PERFORMANCE INFORMATION

                        Standard Performance Information
                        --------------------------------

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund whose investments are denominated in foreign currencies.

Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Fund and changes in the expenses of the Fund. In addition, during certain periods for which total return may be provided, the Advisor may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund, on a month-to-month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.


Average Annual Total Return is calculated according to the following formula:

                     P (1 + T)/n/ = ERV

Where:

      P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
      erv = ending redeemable value

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, all dividends and distributions are reinvested at the price stated in the prospectus, and all recurring fees that are charged to all shareholder accounts are included.

Average Annual Total Returns - Class A Shares

                                               1 Year            Since Inception
Equity 500 Index Fund                         (12.18%)                5.56%*
Small Cap Index Fund                            2.07%                 4.51%**
EAFE(R) Equity Index Fund                     (24.69%)               (2.15%)***

* October 1, 1997
** August 25, 1997
*** August 22, 1997

US Bond Index Fund has not commenced operations as of the date of this SAI and the Nasdaq-100 Index Fund was not operational as of December 31, 2001. Class B shares of the Funds have not commenced operation as of the date of this SAI.


Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance
                         ------------------------------

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Funds' performance information could include local, national or foreign publications.

                         Economic and Market Information
                         -------------------------------

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ('ICI').

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                             Valuation of Securities
                             -----------------------


Each Fund is open for business each day the New York Stock Exchange, Inc. ('NYSE') is open (a 'Valuation Day'). Each Fund's net asset value ('NAV') per share is calculated as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time (the 'Valuation Time'). The Funds calculate a net asset value per share for each class. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class as of the time of valuation.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.


The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ('FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is 'no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

     type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisor, under the supervision of the Board of Trustees, will value such securities based upon all relevant factors as outlined in FRR 1.

                        Purchase and Redemption of Shares
                        ---------------------------------

Shares of each Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with each Fund's prospectus. Each Fund and the Distributor reserve the right to reject any purchase order for shares of a Fund.

Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after a Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The prospectus for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

                        Redemptions and Purchases in Kind
                        ---------------------------------

The Trust, on behalf of each Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing a Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under 'Valuation of Securities' as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities
                          -----------------------------

With respect to the EAFE(R) Equity Index Fund, trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.


Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued under procedures adopted by and under the supervision of the Board of Trustees, although the actual calculation may be done by others.


                             MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of investors. None of the executive officers of the Trust or the Funds devotes full time to the affairs of the Trust or the Funds.

The Board of Trustees is comprised of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

The Trustees and officers of the Trust, their birth dates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. No Trustee of the Trust is considered an interested Trustee. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust's Declaration of Trust Unless otherwise indicated, the address of each Trustee and officer with respect to the Funds is One South Street, Baltimore, MD 21202.

                              Trustees and Officers
                              ---------------------

                                                                      Number of Portfolios
                                                                      --------------------
Name, Date of Birth,            Principal Occupations During Past     in Fund Complex         Other Directorships held by
--------------------            ---------------------------------     ---------------         ---------------------------
Position(s) with the Trust,     5 Years                               Overseen by Trustee     Trustee
---------------------------     -------                               -------------------     -------
and Length of Service
---------------------
DISINTERESTED
-------------
TRUSTEES
--------
Robert R. Coby                  Independent Consultant (since March   3                       N/A
April 17, 1951                  2001); Chief Operating Officer,
                                Schroder Investment Management NA,
Trustee since April 1996        (October 1999 to March 2001);
                                Independent Consultant (April to
                                September 1999); President of Lynch
                                & Mayer, Inc., (1996 to 1999);
                                President of Leadership Capital
                                Inc. (1995 to 1996).

Desmond G. FitzGerald           Chairman of North American            3                       Advisory Director, Bank of
January 30, 1955                Properties Group (since January                               New York (since 1995);
                                1987).                                                        Director, Hilliard Farber &
Trustee since April 1996                                                                      Co. (since 1975); Chairman
                                                                                              of the Board, US Guaranteed
                                                                                              Finance Corp. (since
                                                                                              1994); Director, Holland
                                                                                              Balanced Fund (since 1995)

James S. Pasman, Jr.            Retired (since 1991).                 3                       Director, Tyco International
December 20, 1930                                                                             Ltd. (1); Director,
                                                                                              Education Management
Trustee since April 1996                                                                      Corporation(1) (since 1997);
                                                                                              Director, CSAM Income Fund
                                                                                              Inc.(2) (since 1998);
                                                                                              Director, CSAM High Yield
                                                                                              Fund Inc.(2) (since 2001);
                                                                                              Director and Trustee, Credit
                                                                                              Suisse Funds(2) (since 1999)

Edward C. Schmults, Esq.        Retired                               3                         Director, Green Point
February 6, 1931                                                                                Financial Corp and its
                                                                                                subsidiary, Green Point
Trustee since September                                                                         Bank(1) (since 1994);
1999                                                                                            Chairman of the Board of
                                                                                                Trustees, The Edna McConnell
                                                                                                Clark Foundation (since
                                                                                                1997, Trustee since 1990);
                                                                                                Director, The Germany Fund,
                                                                                                Inc.(2) (since 1990);
                                                                                                Director, The Central
                                                                                                European Equity Fund,
                                                                                                Inc.(2) (since 1990).

William E. Small                Independent Consultant in mergers     3                         Director, Quality Systems,
November 6, 1941                and acquisitions since 1996;                                    Inc. (healthcare information
                                Executive Vice President of First                               systems)
Trustee since January 1996      Data Investor Services Group Inc.
                                (1993 to 1996).
                                                                                                Director, TUV Rheinland of
Werner Walbroel                 President and Chief Executive         3                         North America, Inc. (since
August 28, 1937                 Officer, German American Chamber of                             1983); Director, AXA
                                Commerce, Inc. (since 1975);                                    Nordstern Art Insurance
Trustee since September         President and Chief Executive                                   Corporation (since 1999);
1999                            Officer, European American Chamber                              Director, The Germany Fund,
                                of Commerce, Inc. (since 1981);                                 Inc.(2) (since 1986);
                                President and Director, German                                  Director, The Central
                                American Partnership Program (since                             European Equity Fund,
                                1999);                                                          Inc.(2) (since 1986)


INTERESTED
----------
TRUSTEES
--------
None


EXECUTIVE
---------
OFFICERS
--------

Richard Hale                    Managing Director, Deutsche Bank      N/A                       Director and President,
July 17, 1945                   Securities Inc. (formerly Deutsche                              Deutsche Asset Management
                                Banc Alex. Brown Inc.) (June 1999                               Mutual Funds; (1989 to
President                       to present); Deutsche Asset                                     present); Director, Deutsche
                                Management Americas (June 1999 to                               Global Funds, Ltd. (January
                                present); Director and President,                               2000 to present); Director,
                                Investment Company Capital Corp.                                CABEI Fund (June 2000 to
                                (registered investment advisor)                                 present); Director, North
                                (April 1996 to present); Vice                                   American Income Fund
                                President, Deutsche Asset                                       (September 2000 to
                                Management, Inc. (September 2000 to                             present). Formerly,
                                present); Chartered Financial                                   Director, ISI Family of
                                Analyst.                                                        Funds (1992-1999).

Andrew McNally                  Director of Fund Accounting &         N/A                       N/A
December 21, 1970               Administration for PFPC Inc, a
3200 Horizon Dr.                subsidiary of PNC Bank (since July
King of Prussia, PA 19406       2000); Manager of Fund Accounting,
                                PFPC (1997-1999), Accountant, PFPC
Treasurer                       (1993-1997).

Daniel O. Hirsch                Managing Director, Deutsche Asset     N/A                       N/A
March 27, 1954                  Management (1999 to present); Vice
                                President, DeAM, Inc. (2000 to
Secretary                       present); Principal BT Alex.Brown
                                Inc. (now Deutsche Bank Securities,
                                Inc.) (1998 to 1999);
                                Secretary/Vice President of each of
                                the other open-end investment
                                management companies advised by
                                DeAM, Inc. or its affiliates;
                                Assistant General Counsel, US
                                Securities and Exchange Commission
                                (1993-1998).



     (1) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
     (2) An investment company registered under the 1940 Act.

     (3) The Fund Complex currently consists of 7 Funds with registrations on file with the SEC, however only three funds are currently operating.


                                   Committees
                                   ----------

     The Board has an Audit Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small, Schmults and Walbroel. All of the members of the Audit Committee are independent as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended December 31, 2001.


     The Board has a Nominating Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small, Schmults and Walbroel which is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary, but did not meet during the fiscal year ended December 31, 2001. The Funds have not contemplated accepting nominations from shareholders.


     The Board has a Pricing Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small, Schmults and Walbroel. The Pricing Committee has responsibility for determine a valuation methodology for fund assets and, if the use of a calculated value of a security would result in a change to the NAV of more than one cent per share, to determine a fair value for that security. The Pricing Committee met once during the fiscal year ended December 31, 2001.

     The Board has a Valuation Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small, Schmults and Walbroel. The Valuation Committee has responsibility for valuing illiquid securities, if any. The Valuation Committee of the Trust did not meet during the fiscal year ended December 31, 2001.

                          Security and Other Interests
                          ----------------------------

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.


                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All registered
                                                                                  Investment Companies Overseen by
                                                Dollar Range of Equity                  Trustee in Family of
    Name of Trustee                            Securities in the Fund (1)                Investment Companies
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
Robert R. Coby                                           None                                   None
Desmond G. FitzGerald                                    None                                   None
James S. Pasman, Jr.                                     None                                   None
Edward C. Schmults                                       None                                   None
William E. Small                                         None                                   None
Werner Walbroel                                          None                                   None


(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

As of December 31, 2001, none of the non-interested trustees, or their immediate family members owned, beneficially or of record, any securities in the advisor or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the advisor or principal underwriter of the Trust.


                  Board Consideration of the Advisory Contract
                  --------------------------------------------

The Board of Trustees, in considering the approval of the Investment Management Agreement for the Funds, reviewed the nature and quality of the service provided by the advisor. The Trustees considered the size and experience of the staff of the advisor, the global capabilities of the advisor, the performance of the Funds and the leadership in the field of indexing.


The Trustees reviewed a profitability analysis for the Funds. The Board considered the revenues, expenses, gross and net income, fee waivers, and the profit margin of the advisor with respect to each Fund and determined the advisory fees to be reasonable in relation to the services rendered. The Trustees reviewed an independent report from Lipper Inc. designed to compare contractual and actual management fees, operating expense components and total return performance of the Funds to funds with similar strategies. Each of the Funds was compared to a universe of seven to ten peers and they each ranked below average for management fees and administrative fees. The Board also noted information received at regular meetings throughout the year related to Fund performance and advisor services, and benefits potentially accruing to the advisor and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the advisor, as well as research services provided by the advisor from broker-dealers which execute transactions on behalf of the Funds.


The Board was satisfied that DeAM, Inc. possesses and will continue to maintain the organizational capabilities and financial resources to provide the Funds with the appropriate quality of service. The Board did not, however, identify any particular factor as the primary factor in its decision to approve the Investment Management Agreement.


The Investment Management Agreement is dated April 30, 2001 and has an initial term of two years and continues in effect thereafter from year to year if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, . The Agreement may be terminated by the Trust or the Advisor with 60 days written notice. The Agreement will terminate automatically in the event of an assignment.


                                  Compensation
                                  ------------

No director, officer or employee of the Advisor or PFPC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

The Trust typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The aggregate amount of compensation paid to each current Trustee by the Trust for the fiscal year ended December 31, 2001, was as follows:


                                                     Pension or Retirement                             Total Compensation
                                     Aggregate        Benefits Accrued as       Estimated Annual       from Registrant and
   Name of Person,                 Compensation             Part of                 Benefits              Fund Complex
      Position                      from Trust*         Trust Expenses           Upon Retirement
Disinterested Trustees
----------------------
Robert R. Coby                        $20,000                 N/A                      N/A                   $20,000

Desmond G. FitzGerald                 $20,000                 N/A                      N/A                   $20,000

James S. Pasman, Jr.                  $18,750                 N/A                      N/A                   $18,750

William E. Small                      $20,000                 N/A                      N/A                   $20,000

Edward C. Schmults                    $20,000                 N/A                      N/A                   $20,000

Werner Walbrol                        $18,750                 N/A                      N/A                   $18,750


* Amount does not include reimbursed expenses for attending Board meetings.



             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE TRUST


As of April 1, 2002 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the any Fund or the Trust (all series taken together).


Through their separate accounts, the Companies are the Funds' sole stockholders of record. Listed in the tables below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

As of April 11, 2002, the shareholders of record owned 5% or more of the outstanding shares of the Equity 500 Index Fund:

                        Name and Address                       Percentage Owned
                        ----------------                       ----------------


         Lincoln National Life Insurance Company                     23.74%
         Variable Annuity Account C
         1300 South Clinton Street
         Fort Wayne, IN 46802-3506

         Lincoln National Life Insurance Company                       19.88%
         Lincoln Life Separate Account 27
         1300 South Clinton Street
         Fort Wayne, IN 46802-3506

         Lincoln National Life Insurance Company                       14.28%
         Lincoln Life Variable Annuity Account N
         1300 South Clinton Street
         Fort Wayne, IN 46802-3506

         Integrity Life Insurance Company                              5.9%
         515 West Market Street, 8/th/ Floor
         Louisville, KY 40202-3333

         Lincoln Life Insurance Company                                5.5%
         Lincoln Life Flexible Premium Variable Life Account M
         1300 South Clinton Street
         Fort Wayne, IN 46802-3506


As of April 11, 2002, the following shareholders of record owned 5% or more of the outstanding Shares of the Small Cap Index Fund:

                     Name and Address                         Percentage Owned
                     ----------------                         ----------------


         Lincoln National Life Insurance Company                14.59%
         Variable Annuity Account C
         1300 South Clinton Avenue
         Fort Wayne, IN 46802-3506

         Lincoln National Life Insurance Company                12.43%
         Separate Account 36
         1300 South Clinton Avenue
         Fort Wayne, IN 46802-3506

         CM Life Insurance Company                              11.75%
         1295 State Street
         Springfield, MA 01111

         Connecticut General Life                               9.2%
         Insurance Separate Account FE
         900 Cottage Grove Rd.
         Hartford, CT 06152

         Great West Life & Annuity Insurance Co.                6.72%
         8515 E. Orchard Rd
         Englewood, CO 80111-5037

         Travelers Insurance Company                            6.59%
         Fund BD IV for Variable Annuities
         One Tower Square
         Hartford, CT 06183

         National Integrity Life Insurance Co.                  5.88%
         515 West Market Street, 8/th/ Floor

     Louisville, KY 40202-3333

As of April 11, 2002, the following shareholders of record owned 5% or more of the outstanding Shares of the EAFE(R) Equity Index Fund:


                    Name and Address                   Percentage Owned
                    ----------------                   ----------------
     Connecticut General Life                            15.42%
     Insurance Separate Account FE
     900 Cottage Grove Rd.
     Hartford, CT 06152

     Travelers Insurance Company                         12.37%
     Fund BD III for Variable Annuities
     One Tower Square
     Hartford, CT 06183

     United of Omaha                                     10.15%
     Mutual of Omaha Plaza
     Omaha, NE 68175

     Connecticut General Life                            7.78%
     Insurance Separate Account PG
     280 Trumbull Street
     P.O. Box 2975
     Hartford, CT 06152

     CIGNA                                               6.13%
     Separate Account G
     280 Trumbull Street
     P.O. Box 2975
     Hartford, CT 06152

     Travelers Insurance Company                         5.81%
     Fund BD IV for Variable Annuities
     One Tower Square
     Hartford, CT 06183


As of April 11, 2002, there were no shareholders of record of the Nasdaq-100 Index Fund

                                 Code of Ethics
                                 --------------


The Board of Trustees of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Funds' Code of Ethics permits Fund personnel to invest in securities that may be purchased or held by the Funds for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Funds' Code of Ethics provides for trading 'blackout periods' that prohibit trading by Fund personnel within periods when the Funds are trading in a particular security. The Funds' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.


The Funds' Advisor, has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. This Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including 'blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.

                               Investment Advisor
                               ------------------


Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Funds' Investment Advisor. The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG ('Deutsche Bank'), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


The Advisor or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. The Advisor has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Funds, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of the Trust, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Fund are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor An Advisor affiliate will be used in connection with a purchase or sale of an investment for the Fund only if the Advisor believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents or customers of the Advisor.


The Investment Management Agreements provide for each Fund to pay the Advisor a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the US Bond Index Fund, 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund, 0.45% of the average daily net assets of the EAFE(R) Equity Index Fund and 0.30% of the average daily net assets of the Nasdaq-100 Index Fund. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Funds for certain expenses so that the Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund total operating expenses will not exceed 0.30%, 0.45%, and 0.65%, respectively. Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits. Such waivers by the Advisor are voluntary and may be discontinued with 30 days notice. Prior to May 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as investment advisor.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999 the Advisor earned $861,030, $781,372, and $279,775 respectively, as compensation for investment advisory services provided to the Equity 500 Index Fund. During the same periods, the Advisor reimbursed $33,862, $121,859, and $154,772, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999 the Advisor earned $413,463, $294,195, and $131,616, respectively, for investment advisory services provided to the Small Cap Index Fund. During the same periods, the Advisor reimbursed $210,221, $186,151, and $245,455, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, the Advisor earned $456,144, $311,690, and $189,499, respectively, for investment advisory services provided to the EAFE(R) Equity Index Fund. During the same periods, the Advisor reimbursed $155,907, $169,518, and $179,979, respectively, to the Fund to cover expenses.

For the fiscal year ended December 31, 2001, the Advisor earned $66,241, for investment advisory services provided to the Nasdaq-100 Index Fund. During the same period, the Advisor reimbursed $47,992, to the Fund to cover expenses.


                                  Administrator
                                  -------------

PFPC Inc. ('PFPC') serves as Administrator to the Funds. PFPC is a majority-owned subsidiary of PNC Bank Corp. As Administrator, PFPC, 3200 Horizon Drive, King of Prussia, PA 19406, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. PFPC will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for PFPC's services under the Administration Agreement, PFPC is entitled to receive from the Trust a monthly administration fee.


For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, Equity 500 Index Fund paid PFPC $144,530, $143,132 $98,126, respectively, for administrative and other services provided to the Equity 500 Index Fund.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, Small Cap Index Fund paid PFPC $91,822, $67,250, and $77,712 respectively as compensation for administrative and other services provided to Small Cap Index Fund.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, EAFE(R) Equity Index Fund paid PFPC $85,272, $67,526, and $78,615, respectively, as compensation for administrative and other services provided to EAFE(R) Equity Index Fund.

For the fiscal year ended December 31, 2001, Nasdaq-100 Index Fund paid PFPC $18,071 as compensation for administrative and other services provided to Nasdaq-100 Index Fund.


                                   Distributor
                                   -----------

PFPC Distributors, Inc. (the 'Distributor') serves as the distributor of the Funds' shares to separate accounts of the Companies, for which it receives no separate fee from the Funds. The principal address of the Distributor is 3200 Horizon Drive, King of Prussia, PA 19406


Distribution Plan. The Trust has adopted a distribution plan on behalf of the
-----------------
Class B shares of the EAFE(R) Equity Index Fund, Equity 500 Index Fund, the Small Cap Index Fund and the Nasdaq-100 Index Fund (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Funds to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of such Fund under a Fund Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class B shares.

The Distributor is authorized, pursuant to the Plan, to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchase advertising for the Shares, pay for promotional or sales literature and make payments to sales personnel affiliated with it for their efforts in connection with sales of Shares.

The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds' shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2001, the Plan was not operational.

                          Custodian and Transfer Agent
                          ----------------------------


Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), 100 Plaza One, Jersey City, New Jersey 07311, serves as custodian for the Funds. As custodian, it holds the Funds' assets. Deutsche Bank Trust Company Americas is an indirect wholly-owned subsidiary of Deutsche Bank and an affiliate of the Advisor. Deutsche Bank Trust Company Americas will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.


PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and causes to be distributed any dividends and distributions payable by the Funds.


Deutsche Bank Trust Company Americas and PFPC may be reimbursed by the Funds for out-of-pocket expenses.


                                    Expenses
                                    --------

In addition to the fees of the Advisor, the Funds are responsible for the payment of all other expenses incurred in the operation of each Fund, which include, among other things, expenses for legal and independent auditor's services, charges of each Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to Contract owners, each Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing each Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Funds' shares with the SEC and qualifying each Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage will be borne by the relevant Company.

                        Counsel and Independent Auditors
                        --------------------------------

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Funds. Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 acts as Independent Auditors of the Trust and each Fund.

                            ORGANIZATION OF THE TRUST


The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust's name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. The Funds are separate series of the Trust. The Trust offers shares of beneficial interest of the Funds and the Trust's other series, par value $0.001 per share. The shares of some of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval. The EAFE(R) Equity Index Fund, Equity 500 Index Fund, the Small Cap Index Fund and the Nasdaq-100 Index Fund offer two classes of shares:
Class A and Class B


The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through its separate accounts, the Companies are the Funds' sole stockholders of record. Therefore under the 1940 Act, Companies owning 25% or more of the outstanding securities of a Fund are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contract owners' interests in the Funds in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Funds is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.


Each Fund is only available to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts and may also be sold to certain tax qualified plans. Each Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.


                                    TAXATION

                              Taxation of the Funds
                              ---------------------

Each Fund intends to qualify or continue to qualify annually as a regulated investment company under the Internal revenue Code of 1986, as amended (the 'Code'). As a regulated investment company, each Fund will not be subject to US Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability. The Funds also do not anticipate paying any excise taxes. The Funds' dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency, forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a 'hedging transaction' nor part of a 'straddle,' 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Advisor intends to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with regulations under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the US Treasury and each US Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

The foregoing is only a brief summary of important tax law provisions that affect each Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from a Fund should consult a qualified tax advisor.

                                  Distributions
                                  -------------

Each Fund distributes substantially all of its net income and recognized long term and short term capital gains to shareholders each year. Each Fund (except the US Bond Index Fund) distributes income dividends annually. US Bond Index Fund declares income dividends daily and distributes such dividends monthly. In addition, each Fund will distribute net long term and short term capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

                                 Other Taxation
                                 --------------

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

                            Foreign Withholding Taxes
                            -------------------------

Income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                              FINANCIAL STATEMENTS

The financial statements for the Funds for the year ended December 31, 2001 (other than US Bond Index Fund which has not commenced operations as of the date of this SAI and the Nasdaq-100 Index Fund which was not operational as of December 31, 2001), are incorporated herein by reference to the Funds' Annual Reports dated December 31, 2001. Class B shares of the Funds have not commenced operation as of the date of this SAI. A copy of a Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of long-term securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) or MINUS (-) - The ratings from "AA" through "CC" may be modifed by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         Investment Advisor of each Fund
                         DEUTSCHE ASSET MANAGEMENT, INC.

                                  Administrator
                                    PFPC INC.

                                   Distributor
                             PFPC DISTRIBUTORS, INC.

                                    Custodian

                      DEUTSCHE BANK TRUST COMPANY AMERICAS


                                 Transfer Agent
                                    PFPC Inc.

                              Independent Auditors
                                ERNST & YOUNG LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER


                              --------------------

         No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              --------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 2002
SCUDDER VIT FUNDS


..   Global Biotechnology



The Scudder VIT Funds is the marketing name for Deutsche Asset Management VIT Funds (the "Trust"). The Trust is comprised of several funds. The Global Biotechnology Fund (the "Fund") is a series of the Trust. This Statement of Additional Information describes the Fund's Shares.

Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies") and may also be purchased by certain tax qualified plans. The investment advisor of the Fund is Deutsche Asset Management, Inc. ("DeAM, Inc."). DWS International Portfolio Management GmbH ("DWS") is the sub-advisor to the Fund. DeAM, Inc. and DWS collectively are referred to as the "Advisors." The distributor of the Fund's shares is PFPC, Inc. (the "Distributor").


The Prospectus for the Fund, dated April 30, 2002, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Fund's Prospectus. A copy of the Fund's Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.


                         DEUTSCHE ASSET MANAGEMENT, INC.
                         Investment Advisor of the Fund

                   DWS INTERNATIONAL PORTFOLIO MANAGEMENT GMBH
                       Investment Sub-Advisor of the Fund

                             PFPC DISTRIBUTORS, INC.
                                   Distributor
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406


                                TABLE OF CONTENTS
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ..........................    1

INVESTMENT OBJECTIVE AND POLICIES .........................................   25

PORTFOLIO TURNOVER ........................................................   27

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ..........................   27

PERFORMANCE INFORMATION ...................................................   28

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND ................   30

MANAGEMENT OF THE TRUST ...................................................   32

ORGANIZATION OF THE TRUST .................................................   39

TAXATION ..................................................................   40

FINANCIAL STATEMENTS ......................................................   41

APPENDIX ..................................................................   42

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Global Biotechnology Fund
-------------------------

The Global Biotechnology Fund invests to maximize total return. While we give priority to seeking the Fund's objective, we cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve its goal by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a `buy and hold' investment strategy.


While the principal investment policies and strategies for seeking to achieve the objective is described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve their objectives. The Fund may not be successful in achieving its objective and you could lose money.

Securities in which the Fund Invests
------------------------------------

Following is a table that indicates which types of securities are a:
.. P = PRINCIPAL investment of a Fund; (shaded in chart)
.. A = ACCEPTABLE (but not principal) investment of a Fund; or .. N = NOT AN ACCEPTABLE investment of a Fund.


--------------------------------------------------------------------
                                             Global Biotechnology
                                                     Fund
--------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------
   Common Stocks                                      P
--------------------------------------------------------------------
   Initial Public Offerings (IPOs)                    A
--------------------------------------------------------------------
   Preferred Stocks                                   P
--------------------------------------------------------------------
   Private Equity                                     A
--------------------------------------------------------------------
   Stock Baskets                                      A
--------------------------------------------------------------------
   Warrants or Rights                                 A
--------------------------------------------------------------------
Fixed Income Securities
--------------------------------------------------------------------
   Treasury Securities                                A
--------------------------------------------------------------------
   Agency Securities                                  A
--------------------------------------------------------------------
   Corporate Debt Securities                          A
--------------------------------------------------------------------
   Demand Instruments                                 A
--------------------------------------------------------------------
   Insurance Contracts                                A
--------------------------------------------------------------------
   Zero Coupon Securities                             A
--------------------------------------------------------------------
   Variable Rate Securities                           A
--------------------------------------------------------------------
Short-Term Instruments
--------------------------------------------------------------------
Short-Term Obligations of Sovereign                   A
Governments
--------------------------------------------------------------------
Short-Term Debt Securities                            A
--------------------------------------------------------------------
Commercial Paper                                      A
--------------------------------------------------------------------
Bank Obligations                                      A
--------------------------------------------------------------------
Foreign Securities
--------------------------------------------------------------------
   Direct Investments                                 A
--------------------------------------------------------------------

--------------------------------------------------------------------
   American Depositary Receipts                       P
--------------------------------------------------------------------
   Global Depositary Receipts                         P
--------------------------------------------------------------------
Derivative Securities
--------------------------------------------------------------------
   Options                                            A
--------------------------------------------------------------------
   Options on Securities Indexes                      A
--------------------------------------------------------------------
   Options on Foreign Securities Indices              A
--------------------------------------------------------------------
   Foreign Currency Forward                           A
   Contracts
--------------------------------------------------------------------
   Futures Contracts                                  A
--------------------------------------------------------------------
   Futures Contracts on Securities                    A
   Indices
--------------------------------------------------------------------
   Warrants of Futures Contracts                      A
--------------------------------------------------------------------
   Options on Futures Contracts                       A
--------------------------------------------------------------------
   Options on Foreign Currencies                      A
--------------------------------------------------------------------
Special Transactions
--------------------------------------------------------------------
   Borrowing                                          A
--------------------------------------------------------------------
   Repurchase Agreements                              A
--------------------------------------------------------------------
   Reverse Repurchase                                 A
   Agreements
--------------------------------------------------------------------
   When-Issued or Delayed                             A
   Delivery Transactions
--------------------------------------------------------------------
   Securities Lending                                 A
--------------------------------------------------------------------
   Currency Hedges                                    A
--------------------------------------------------------------------
Investing in Securities of Other
Investment Companies
--------------------------------------------------------------------
   Exchange Traded Funds (ETFs)                       A
--------------------------------------------------------------------


Equity Securities

The Fund may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)

Common Stock. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are more sensitive to these factors than larger companies.

Warrants. The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stocks Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation than fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible instrument of a Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

Convertible Securities A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock in to which it is convertible. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Initial Public Offerings ("IPOs"). The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. A Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

Stock Baskets
The Fund may invest in stock baskets. A stock basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an investment/trading strategy which exploits divergence between actual and theoretical futures prices) or a hedging program.

Private Equity
Private Equity is equity capital that is made available to companies or investors but not quoted on a stock market. The funds raised through private equity can be used to develop new products and technologies, to expand working capital, to make acquisitions, or to strengthen a company's balance sheet.

Exchange Traded Funds

The Fund may be invested in shares of Exchange Traded Funds (ETFs). ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities do not pay current interest, but are purchased at a discount from their face values. The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations or be of comparable quality to securities having such ratings, as determined by the Advisors.
The value of fixed income securities in the Fund's portfolio generally varies inversely with the changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund's investment in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. Also, when the interest rates are falling, the inflow of net new money to the Fund, impacting the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at the generally lower interest rates).

US Government Securities (Including US Treasury Securities and Agency
Securities)
The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the `full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (Fannie Mae), the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

Corporate Debt Securities Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts . Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations. See the section entitled `State Taxes.'

Variable Rate Securities Variable rate securities are long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called 'variable rate demand notes.'

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.



Short-Term Instruments Short-term instruments consist of foreign and domestic:
(1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisors;
(3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in U.S. dollars or in foreign currencies.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Up to 49% of the net assets of the Fund may temporarily invest in bank deposits and money market instruments maturing in less than 12 months, as a measure taken in the Advisors' judgment during, or in anticipation of, adverse market conditions, to meet anticipated expenses or for day-to-day operating. When the Fund experiences large cash inflows, for example through the sale of securities, and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

In addition, when in the opinion of the Advisors, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments. Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Fund, certificates of deposit from the same credit institution may not account for more than 10% of a Fund's total assets.

Commercial Paper The Fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Directors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.



Interest Rates Interest rate risks apply to the Fund only to the extent it invest in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Derivative Securities

The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judge price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allow investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.


Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.


Options on Securities. All options on securities purchased or sold by the Fund will be traded on a securities exchange. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent (the limit being 20%) on their portfolio securities ("covered options") in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wish to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund may not invest more than 25% of its total assets in purchased protective put options.

The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed 20% of net assets of the Fund. Options on securities may be purchased or written (sold) to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased or written (sold) by the Fund, do not exceed 10% of the net assets of the Fund. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of the net assets of the Fund. When an option transaction is offset by a back-to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.


As discussed above in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed above in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisors' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code, as amended (the "Code") for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Options on Foreign Securities Indices. The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices and baskets of foreign securities.

The Fund may, to the extent allowed by federal securities laws, invest in (1) securities indices instead of investing directly in individual non-U.S. securities and (2) OTC options on baskets of securities instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging purposes.


Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage their exposure to changing interest rates, securities prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the Funds. Successful use of futures or options contracts is further dependent on the Advisors' ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, and each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract may be much greater than the amount of the Fund's initial margin deposit.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities held by the Fund to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could seek to accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities held by the Fund), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisors may still not result in a successful transaction.

In addition, futures contracts entail other significant risks. Although the Advisors believe that use of such contracts will benefit the Fund, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisors believe, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Warrants on Futures Contracts. The Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that:
(1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Fund's positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits. The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes.

The Fund may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

Risks Associated with Futures, Options and Warrants

The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a future, option or warrant position depends on a liquid secondary market.

As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

Other Limitations.

The Commodity Exchange Act prohibits U.S. persons, such as the Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that the Fund will not be considered a "commodity pool" for purposes of CFTC rules, the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Fund's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.




Securities of Non-U.S. Issuers and Foreign Investing


The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, ADRs, and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund considers an issuer to be based in a country if:
..    it is headquartered in the country; or
..    it has primary operations in the country.


The Fund may invest in non-U.S. securities in the form of ADRs or GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities . Generally, ADRs, in registered form, are designed for use in U.S. securities markets and GDRs in bearer form, are designed for use in European and international securities markets. An ADR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.


Foreign Securities - Risks

Investment in securities of foreign issuers involves different and additional investment risks than those affecting securities of U.S. domestic issuers.

The value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since the Fund's investments in foreign securities involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. As discussed above, the Fund may engage in certain currency management strategies to hedge currency risks, though there can be no guarantee that these strategies will be successful.

Certain of the risks associated with foreign investments are heightened when the Fund invests in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings or future restructurings, will not have an adverse effect on individual companies, or securities markets, in which the Fund is invested.

Emerging Markets. An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization.

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent years. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In the past, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Some markets have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Currency Management

In connection with the Fund's investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. There can be no guarantee that any currency management strategies will be successful and they could result in losses that are not otherwise offset by gains in the Fund's portfolio securities.


The Advisors attempt to manage currency risk by limiting the amount the Fund invest in securities denominated in a particular currency. However, this type of diversification will not protect the Funds against a general increase in the value of the U.S. dollar relative to other currencies.


Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or use forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Currency hedging may be important because a decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities they hold, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges may limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also may limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level they anticipate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund may not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Advisors desire to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

The Fund does not currently intend to engage in foreign currency transactions as an investment strategy. However, as discussed above, the Fund may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing or anticipated investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors
---------------------------------------

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is otherwise covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on a variety of factors including the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


Except as set forth above under "Futures Contracts" and "Options on Futures Contracts", there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 25% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as regulated investment company for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Leverage. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

Credit. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Other Investments and Investment Practices
------------------------------------------

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. Repurchase agreements may be entered into for the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank of New
York) in U.S. government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund's custodian always receives as collateral securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreement together with any other illiquid securities.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New
York) in U.S. government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund by the Investment Company Act. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Lending of Portfolio Securities. The Fund may lend portfolio securities to borrowers that the securities lending agent deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment. However, the Fund may pay all or a portion of the interest earned on the cash collateral to the borrower.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to the Fund and its investors.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

The following conditions will be met whenever portfolio securities of the Fund are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Fund will not lend its securities to any officer, Director, employee or other affiliate of the Corporation, the Manager, the Advisor or the Distributor, unless otherwise permitted by applicable law. The Fund may lend its portfolio securities up to one-third of the value of its total assets.

The Fund may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Fund's account to the same borrower does not exceed 10% of total net assets of the Fund.

Investment Ratings

The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings. The Advisors determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating service. For example, Standard and Poor's assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


Risk Management

The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisors wish to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, they might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities". The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies



The Fund invests primarily in equity securities of companies located in the US or abroad and operating in the biotechnology industry.



The Fund's investment programs are subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of the Fund and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:


1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in industries outside of the Fund's focus (no more than 25% of securities of isuers in non-biotechnology companies). This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the `1933 Act').

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies
-----------------------------------

8. Up to 5% of the total assets of the Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10.  Invest more than 10% of its net assets in unlisted securities and Notes;

     Up to a total of 10% of the net assets of the Fund may be invested in:

          (a) securities that are consistent with the Fund's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets;

          (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:

                    . the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

                    . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

                    . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

                    . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

                    . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Fund with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

                               PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Advisors with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Fund may determine, the Advisors may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. The Advisors will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Advisors may use this research information in managing the Fund's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Advisors, it is the opinion of the management of the Fund that such information is only supplementary to the Advisors' own research efforts, since the information must still be analyzed, weighed and reviewed by the Advisors' staff. Such information may be useful to the Advisors in providing services to clients other than the Fund, and not all such information is used by the Advisors in connection with the Fund. Conversely, such information provided to the Advisors by brokers and dealers through whom other clients of the Advisors effect securities transactions may be useful to the Advisor in providing services to the Fund.

In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Advisors' other clients. Investment decisions for the Fund and for the Advisors' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                             PERFORMANCE INFORMATION

Standard Performance Information
--------------------------------

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in a Fund whose investments are denominated in foreign currencies.

Total return. Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Fund and changes in the expenses of the Fund. In addition, during certain periods for which total return may be provided, DeAM, Inc. may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund, on a month-to-month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Average Annual Total Return is calculated according to the following formula:

                     P (1 + T)/n/ = ERV

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
        erv = ending redeemable value

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, all dividends and distributions are reinvested at the price stated in the prospectus, and all recurring fees that are charged to all shareholder accounts are included.

Global Biotechnology Fund has not commenced operations as of the date of this SAI

Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Comparison of Fund Performance
------------------------------

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include local, national or foreign news publications.

Economic and Market Information
-------------------------------

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities
-----------------------

The Fund is open for business each day the New York Stock Exchange, Inc. ("NYSE") is open (a "Valuation Day"). The Fund's net asset value ("NAV") per share is calculated as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets, less all liabilities attributable to the shares, by the total number of shares outstanding as of the time of valuation.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

   type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisors, under the supervision of the Board of Trustees, will value such securities based upon all relevant factors as outlined in FRR 1.

Purchase and Redemption of Shares
---------------------------------

Shares of the Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with the Fund's prospectus. The Fund and the Distributor reserve the right to reject any purchase order for shares of the Fund.

Each investor in the Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner's request in proper form.

The Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The offering memorandum for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

Redemptions and Purchases in Kind
---------------------------------

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to the Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisors, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Trading in Foreign Securities
-----------------------------

Trading in foreign securities for the Fund may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                             MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of investors. None of the executive officers of the Trust or the Fund devotes full time to the affairs of the Trust or the Fund.

The Board of Trustees is comprised of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Trustees and officers of the Trust, their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer is One South Street, Baltimore, MD 21202.

        Trustees and Officers
        ---------------------


                                                                      Number of Portfolios
                                                                      --------------------
Name, Date of Birth,            Principal Occupations  During Past    in Fund Complex           Other Directorships held by
---------------------           -----------------------------------   ----------------          ---------------------------
Position(s) with the Trust,     5 Years                               Overseen by Trustee       Trustee
----------------------------    -------                               -------------------       -------
and Length of Service
---------------------
DISINTERESTED
-------------
TRUSTEES
--------
Robert R. Coby                  Independent Consultant (since March   3                         N/A
April 17, 1951                  2001); Chief Operating Officer,
                                Schroder Investment Management NA,
Trustee since                   (October 1999 to March 2001);
April 1996                      Independent Consultant (April to
                                September 1999); President of Lynch
                                & Mayer, Inc., (1996 to 1999);
                                President of Leadership Capital
                                Inc. (1995 to 1996).

Desmond G. FitzGerald           Chairman of North American            3                         Advisory Director, Bank of
January 30, 1955                Properties Group (since January                                 New York (since 1995);
                                1987).                                                          Director, Hilliard Farber &
Trustee since April 1996                                                                        Co. (since 1975); Chairman
                                                                                                of the Board, US Guaranteed
                                                                                                Finance Corp. (since
                                                                                                1994); Director, Holland
                                                                                                Balanced Fund (since 1995)




James S. Pasman, Jr.            Retired (since 1991).                 3                         Director, Tyco International
December 20, 1930                                                                               Ltd. (1); Director,
                                                                                                Education Management
Trustee since April 1996                                                                        Corporation(1) (since 1997);
                                                                                                Director, CSAM Income Fund
                                                                                                Inc.(2) (since 1998);
                                                                                                Director, CSAM High Yield
                                                                                                Fund Inc.(2) (since 2001);
                                                                                                Director and Trustee, Credit
                                                                                                Suisse Funds(2) (since 1999)


Edward C. Schmults, Esq.        Retired                               3               Director, Green Point
February 6, 1931                                                                      Financial Corp and its
                                                                                      subsidiary, Green Point
Trustee since September 1999                                                          Bank(1) (since 1994);
                                                                                      Chairman of the Board of
                                                                                      Trustees, The Edna McConnell
                                                                                      Clark Foundation (since
                                                                                      1997, Trustee since 1990);
                                                                                      Director, The Germany Fund,
                                                                                      Inc.(2) (since 1990);
                                                                                      Director, The Central
                                                                                      European Equity Fund,
                                                                                      Inc.(2) (since 1990).

William E. Small                Independent Consultant in mergers     3               Director, Quality Systems,
November 6, 1941                and acquisitions since 1996;                          Inc. (healthcare information
                                Executive Vice President of First                     systems)
Trustee since January 1996      Data Investor Services Group Inc.
                                (1993 to 1996).
                                                                                      Director, TUV Rheinland of
Werner Walbroel                 President and Chief Executive         3               North America, Inc. (since
August 28, 1937                 Officer, German American Chamber of                   1983); Director, AXA
                                Commerce, Inc. (since 1975);                          Nordstern Art Insurance
Trustee since September 1999    President and Chief Executive                         Corporation (since 1999);
                                Officer, European American Chamber                    Director, The Germany Fund,
                                of Commerce, Inc. (since 1981);                       Inc.(2) (since 1986);
                                President and Director, German                        Director, The Central
                                American Partnership Program (since                   European Equity Fund,
                                1999);                                                Inc.(2) (since 1986)

INTERESTED
----------
TRUSTEES
--------
None

EXECUTIVE
---------
OFFICERS
--------

Richard Hale                    Managing Director, Deutsche Bank      N/A             Director and President,
July 17, 1945                   Securities Inc. (formerly Deutsche                    Deutsche Asset Management
                                Banc Alex. Brown Inc.) (June 1999                     Mutual Funds; (1989 to
President                       to present); Deutsche Asset                           present); Director, Deutsche
                                Management Americas (June 1999 to                     Global Funds, Ltd. (January
                                present); Director and President,                     2000 to present); Director,
                                Investment Company Capital Corp.                      CABEI Fund (June 2000 to
                                (registered investment advisor)                       present); Director, North
                                (April 1996 to present); Vice                         American Income Fund
                                President, Deutsche Asset                             (September 2000 to
                                Management, Inc. (September 2000 to                   present).  Formerly,
                                present); Chartered Financial                         Director, ISI Family of
                                Analyst.                                              Funds (1992-1999).

Andrew McNally                  Director of Fund Accounting &         N/A                       N/A
December 21, 1970               Administration for PFPC Inc, a
3200 Horizon Dr.                subsidiary of PNC Bank (since July
King of Prussia, PA 19406       2000); Manager of Fund Accounting,
                                PFPC (1997-1999), Accountant, PFPC
Treasurer                       (1993-1997).

Daniel O. Hirsch                Managing Director, Deutsche Asset     N/A                       N/A
March 27, 1954                  Management (1999 to present); Vice
                                President, DeAM, Inc. (2000 to
Secretary                       present); Principal BT Alex.Brown
                                Inc. (now Deutsche Bank Securities,
                                Inc.) (1998 to 1999);
                                Secretary/Vice President of each of
                                the other open-end investment
                                management companies advised by
                                DeAM, Inc. or its affiliates;
                                Assistant General Counsel, US
                                Securities and Exchange Commission
                                (1993-1998).

(1) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(2) An investment company registered under the 1940 Act.
(3) The Fund Complex currently consists of 7 Funds with registrations on file with the SEC, however only three funds are currently operating.

                                   Committees
                                   ----------

The Board has an Audit Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. All of the members of the Audit Committee are independent as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended December 31, 2001.

The Board has a Nominating Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel which is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary, but did not meet during the fiscal year ended December 31, 2001. The Funds have not contemplated accepting nominations from shareholders.

The Board has a Pricing Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. The Pricing Committee has responsibility for determine a valuation methodology for fund assets and, if the use of a calculated value of a security would result in a change to the NAV of more than one cent per share, to determine a fair value for that security. The Pricing Committee met once during the fiscal year ended December 31, 2001.

The Board has a Valuation Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. The Valuation Committee has responsibility for valuing illiquid securities, if any. The Valuation Committee of the Trust did not meet during the fiscal year ended December 31, 2001.

                          Security and Other Interests
                          ----------------------------

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All registered
                                                                                  Investment Companies Overseen by
                                                Dollar Range of Equity            Director in Family of Investment
           Name of Director                   Securities in the Fund (1)                      Companies
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------

Robert R. Coby                                           None                                   None
Desmond G. FitzGerald                                    None                                   None
James S. Pasman, Jr.                                     None                                   None
Edward C. Schmults                                       None                                   None
William E. Small                                         None                                   None
Werner Walbroel                                          None                                   None

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

As of December 31, 2001, none of the non-interested trustees, or their immediate family members owned, beneficially or of record, any securities in the advisor or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the advisor or principal underwriter of the Trust.

Board Consideration of the Advisory Contract.
The Board of Trustees, in considering the approval of the Investment Management Agreement for the Funds, reviewed the nature and quality of the service provided by the advisor. The Trustees considered the size and experience of the staff of the advisor, the global capabilities of the advisor, the performance of the Funds and the leadership in the field of indexing.

The Trustees reviewed a profitability analysis for the Funds The Board considered the revenues, expenses, gross and net income, fee waivers, and the profit margin of the advisor with respect to each Fund and determined the advisory fees to be reasonable in relation to the services rendered. The Trustees reviewed an independent report from Lipper Inc. designed to compare contractual and actual management fees, operating expense components and total return performance of the Funds to funds with similar strategies. Each of the Funds was compared to a universe of seven to ten peers and they each ranked below average for management fees and administrative fees. The Board also noted information received at regular meetings throughout the year related to Fund performance and advisor services, and benefits potentially accruing to the advisor and its affiliates from securities lending,, administrative and brokerage relationships with affiliates of the advisor, as well as research services provided by the advisor from broker-dealers which execute transactions on behalf of the Funds.

The Board was satisfied that DeAM, Inc. possesses and will continue to maintain the organizational capabilities and financial resources to provide the Funds with the appropriate quality of service. The Board did not, however, identify any particular factor as the primary factor in its decision to approve the Investment Management Agreement.

The Investment Management Agreement is dated April 30, 2001 and has an initial term of two years and continues in effect thereafter from year to year if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Agreement may be terminated by the Trust or the Advisor with 60 days written notice. The Agreement will terminate automatically in the event of an assignment.

                                  Compensation
                                  ------------

No director, officer or employee of the Advisor or PFPC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

The Trust typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The aggregate amount of compensation paid to each current Trustee by the Trust for the fiscal year ended December 31, 2001, was as follows:


                                                                                                  Total
                                                  Pension or                                   Compensation
                             Aggregate        Retirement Benefits       Estimated Annual      from Registrant
    Name of Person,        Compensation      Accrued as Part of            Benefits              and Fund
       Position             from Trust*         Trust Expenses          Upon Retirement          Complex

DISINTERESTED TRUSTEES
----------------------
Robert R. Coby                  $20,000                 N/A                   N/A                $20,000

Desmond G. FitzGerald           $20,000                 N/A                   N/A                $20,000

James S. Pasman, Jr.            $18,750                 N/A                   N/A                $18,750

William E. Small                $20,000                 N/A                   N/A                $20,000

Edward C. Schmults              $20,000                 N/A                   N/A                $20,000

Werner Walbrol                  $18,750                 N/A                   N/A                $18,750

* Amount does not include reimbursed expenses for attending Board meetings.

             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE TRUST

As of April 1,2002 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the the Fund or the Trust (all series taken together).

Through its separate accounts, the Companies are the Fund's sole stockholders of record. As of April 2, 2002, no shareholders are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

Code of Ethics
--------------

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's Advisors also have adopted Codes of Ethics. The Codes of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Codes' pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The Codes prohibit purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and require prior approval for purchases of securities in private placements.

Investment Advisor
------------------

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (`DeAM, Inc. or the `Advisor')"), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's Investment Advisor. Scudder Investments is part of Deutsche Asset Management, which is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Bank Trust Company America, DB Securities Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited. DWS International Portfolio Management GmbH ("DWS" or "Sub-Advisor") is the sub-advisor to the Fund. (DeAM, Inc. and DWS collectively are referred to as the "Advisors").

DeAM, Inc. and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates and, in dealing with its customers, DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

The Investment Management Agreement provides for the Fund to pay
DeAM, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. DeAM, Inc. compensates DWS out of its advisory fee.

Administrator
-------------

PFPC Inc. ("PFPC") serves as Administrator to the Fund. PFPC is a majority-owned subsidiary of PNC Bank Corp. As Administrator, PFPC, 3200 Horizon Drive, King of Prussia, PA 19406, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. PFPC will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for PFPC's services under the Administration Agreement, PFPC is entitled to receive from the Trust a monthly administration fee.

Distributor
-----------

PFPC Distributors, Inc. (the "Distributor") serves as the distributor of the Fund's shares to separate accounts of the Companies, for which it receives no separate fee from the Fund. The principal address of the Distributor is 3200 Horizon Drive, King of Prussia, PA 19406.

Custodian and Transfer Agent
----------------------------

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), 100 Plaza One, Jersey City, New Jersey 07311, is custodian for the securities and cash of the Fund's assets. Foreign instruments purchased by the Fund are held by various sub-custodial arrangements employed by Deutsche Bank Trust Company Americas.

PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund.

Deutsche Bank Trust Company Americas and PFPC may be reimbursed by the Fund for out-of-pocket expenses.

Expenses
--------

In addition to the fees of DeAM, Inc., the Fund is responsible for the payment of all other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to Contract owners, the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage will be borne by the relevant Company.

Counsel and Independent Auditors
--------------------------------

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Fund. Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 acts as Independent Auditors of the Trust and the Fund.

                           ORGANIZATION OF THE TRUST

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust's name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of the Fund and the Trust's other series, par value $0.001 per share. The shares of some of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through its separate accounts, the Companies are the Funds' sole stockholders of record. Therefore under the 1940 Act, Companies owning 25% or more of the outstanding securities of the Fund are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contract owners' interests in the Funds in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Fund is only available to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts. The Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                                    TAXATION

Taxation of the Funds
---------------------

The Fund intends to qualify or continue to qualify annually as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability. The Funds also do not anticipate paying any excise taxes. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts.

The Advisors intend to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax advisor.

Distributions
-------------

The Fund distributes substantially all of its net income and recognized long term and short term capital gains to shareholders each year. The Fund distributes income dividends annually. In addition, the Fund will distribute net long term and short term capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

Other Taxation
--------------

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Foreign Withholding Taxes
-------------------------

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                              FINANCIAL STATEMENTS

The Fund has not commenced operations as of the date of this SAI and, thus, has no financial statements.

                                    APPENDIX

                        Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

            Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments
 ---
and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

..   Leading market positions in well established industries.

..   High rates of return on funds employed.

..   Conservative capitalization structure with moderate reliance on debt and ample asset protection.

..   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

..   Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Standard & Poor's Ratings Group's Corporate Bond Ratings

                                Investment Grade
                                ----------------

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                Speculative Grade
                                -----------------

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

           Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   Fitch Investors Service, Inc. Bond Ratings

                                Investment Grade
                                ----------------

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                High Yield Grade
                                ----------------

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                          Fitch Investors Service, Inc.

                               Short-Term Ratings
                               ------------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                           Duff & Phelps Bond Ratings

                                Investment Grade
                                ----------------

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade
----------------

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

               Duff & Phelps Paper/Certificates of Deposit Ratings

                              Category 1: Top Grade
                              ---------------------

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                             Category 2: Good Grade
                             ----------------------

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                         Category 3: Satisfactory Grade
                         ------------------------------

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected. No ratings are issued for companies whose paper is not deemed to be of investment grade.

__________________________

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note:

1    The ratings indicated herein are believed to be the most recent ratings available as of the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

                         Investment Advisor of the Fund


                         DEUTSCHE ASSET MANAGMENT, INC.

                       Investment Sub-Advisor of the Fund

                   DWS INTERNATIONAL PORTFOLIO MANAGEMENT GmbH

                                  Administrator

                                    PFPC INC.

                                   Distributor

                             PFPC DISTRIBUTORS, INC.

                                    Custodian


                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                 Transfer Agent

                                    PFPC INC.

                              Independent Auditors

                                ERNST & YOUNG LLP

                                     Counsel

                            WILLKIE FARR & GALLAGHER

                               ___________________

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                               ___________________

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                  April 30, 2002
SCUDDER VIT FUNDS


..  International Select Equity Fund


Scudder VIT Funds is the marketing name for Deutsche Asset Management VIT Funds (the "Trust") is comprised of seven funds. International Select Equity Fund (the "Fund") is a series of the Trust. This Statement of Additional Information describes the Fund's Shares.


Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies"). The investment advisor of the Fund is Deutsche Asset Management, Inc. ("DeAM, Inc."). The investment sub-advisor of the Fund is Deutsche Asset Management Investment Services Ltd. (the "Sub-advisor" or "DeAMIS"). DeAM, Inc. and DEAMIS collectively are referred to as the "Advisors." The distributor of the Fund's shares is PFPC Distributors, Inc. (the "Distributor").


The Prospectus for the Fund, dated April 30, 2002, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. This SAI is not an offer of the Fund, which can only be made by a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Fund's Prospectus. The Fund has not commenced operations as of the date of this SAI and, thus, financial statements are not available.


                         DEUTSCHE ASSET MANAGEMENT, INC.
                         Investment Advisor of the Fund

              DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
                       Investment Sub-advisor of the Fund

                             PFPC DISTRIBUTORS, INC.
                                   Distributor
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406


                               TABLE OF CONTENTS
                               -----------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ..........................     1

INVESTMENT RESTRICTIONS ..................................................    38

PORTFOLIO TURNOVER .......................................................    39

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................    40

PERFORMANCE INFORMATION ..................................................    41

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND ...............    42

MANAGEMENT OF THE TRUST ..................................................    45

ORGANIZATION OF THE TRUST ................................................    52

TAXATION .................................................................    52

FINANCIAL STATEMENTS .....................................................    54

APPENDIX .................................................................   A-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective
                              --------------------

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The Fund's objective is not a fundamental policy. Shareholders will be notified before the Fund's objective is changed, but shareholder approval is not required to do so.


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. The Fund will notify its shareholders 60 days prior to a change in its investment policy. The Fund primarily invests in the countries that make up the MSCI EAFE(R) Index. At least 50% of the Fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the Fund may invest up to 50% of its total assets in non-Index securities of companies located in countries that make up the Index. The Fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equity securities.


The Fund may use derivatives, including futures, options and foreign currency transactions, to lessen its exposure to changing currency rates, security prices, interest rates and other factors that affect security values.

                               Investment Policies
                               -------------------

The following is a discussion of the various types of securities and investment strategies employed by the Fund.


Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

                         Summary of Investment Practices
                         -------------------------------

     ---------------------------------------------------------------------------
                                                International Select Equity Fund

             INVESTMENT PRACTICE
     ===========================================================================
                                  KEY TO TABLE:

     [_]  Permitted without stated limit
     [_] Permitted without stated limited, but not expected to be used to a significant extent
      X   Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
     ---------------------------------------------------------------------------
                               EQUITY SECURITIES
     ---------------------------------------------------------------------------
          Common Stock                                      [_]
     ------------------------------------------------- -------------------------
                Warrants                                    [_]
     ------------------------------------------------- -------------------------

  ------------------------------------------------------------------------------
                                                International Select Equity Fund

             INVESTMENT PRACTICE
  ==============================================================================
                                  KEY TO TABLE:

  [_]  Permitted without stated limit
  [_] Permitted without stated limited, but not expected to be used to a significant extent
  X    Not permitted

  20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

  20% Roman type (e.g.  20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
  ------------------------------------------------------------------------------
                 Preferred Stock                                        [_]
  ------------------------------------------------------------------------------
               Convertible Securities                                   [_]
  ------------------------------------------------------------------------------
            Medium Capitalization Stocks                                [_]
  ------------------------------------------------------------------------------
             Small Capitalization Stocks                                [_]
  ------------------------------------------------------------------------------
             Micro Capitalization Stocks                                [_]
  ------------------------------------------------------------------------------
               FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

  ------------------------------------------------------------------------------
             Short-Term Instruments                                     20%
  ------------------------------------------------------------------------------
    Obligations of Banks and Other Financial                            20%
                    Institutions
  ------------------------------------------------------------------------------
       Certificates of Deposit and Banker's Acceptances                 20%
  ------------------------------------------------------------------------------
                Commercial Paper                                        20%
  ------------------------------------------------------------------------------
      Variable Rate Master Demand Notes                                  X
  ------------------------------------------------------------------------------
          U.S. Government Securities                                    20%
  ------------------------------------------------------------------------------
               Custodial Receipts                                       [_]
  ------------------------------------------------------------------------------
    Zero Coupon Securities and Deferred Interest                        [_]
                     Bonds
  ------------------------------------------------------------------------------
             Variable Rate Securities                                   20%
  ------------------------------------------------------------------------------
          Inverse Floating Rate Securities                               5%
  ------------------------------------------------------------------------------
           Lower-Rated Debt Securities                                  [_]
  ------------------------------------------------------------------------------
                         DERIVATIVE SECURITIES (OPTIONS)

  ------------------------------------------------------------------------------
              Options on Securities                                     [_]
  ------------------------------------------------------------------------------
           Options on Securities Indices                                [_]
  ------------------------------------------------------------------------------
       Options on Non-US Securities Indices                             [_]
  ------------------------------------------------------------------------------
               Yield Curve Options                                      [_]
   -----------------------------------------------------------------------------
                   Spreadlocks                                          [_]
   -----------------------------------------------------------------------------
   DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
  ------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                               International Select Equity Fund
     INVESTMENT PRACTICE
     ===========================================================================
                                  KEY TO TABLE:


     [_]   Permitted without stated limit
     [_]   Permitted without stated limited, but not expected to be used to a significant extent
      X    Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
     ---------------------------------------------------------------------------
                      Futures Contracts                                  [_]
     ---------------------------------------------------------------------------
          Futures Contracts on Securities Indices                        [_]
     ---------------------------------------------------------------------------

          Options on Futures Contracts (including                        [_]
              Contracts on Securities Indices)
     ---------------------------------------------------------------------------
                   DERIVATIVE SECURITIES (HEDGING STRATEGIES)

     ---------------------------------------------------------------------------
                      Swaps Agreements                                   [_]
     ---------------------------------------------------------------------------
                   DERIVATIVE SECURITIES (HEDGING STRATEGIES)

     ---------------------------------------------------------------------------
                      Hedging Strategies                                 [_]
     ---------------------------------------------------------------------------
                   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     ---------------------------------------------------------------------------
          Government Guaranteed Mortgage-Backed Securities               [_]
     ---------------------------------------------------------------------------
                   Ginnie Mae Certificates                               [_]
     ---------------------------------------------------------------------------
                   Fannie Mae Certificates                               [_]
     ---------------------------------------------------------------------------
                   Freddie Mac Certificates                              [_]
     ---------------------------------------------------------------------------
           Multi-Class Mortgage-Backed Securities                        [_]
                       (CMOs and REMICs)
     ---------------------------------------------------------------------------
          Private Issued Mortgage -Backed Securities                     [_]
     ---------------------------------------------------------------------------
              Mortgage Pass-Through Securities                           [_]
     ---------------------------------------------------------------------------
            Stripped-Mortgage Backed Securities                          [_]
     ---------------------------------------------------------------------------
                  Adjustable Rate Mortgages                              [_]
     ---------------------------------------------------------------------------
                     Asset-Backed Securities                             [_]
     ---------------------------------------------------------------------------
                         SECURITIES OF NON-U.S. ISSUERS

     ---------------------------------------------------------------------------
          Foreign Securities & Depositary Receipts                 At least 80%
                 (ADRs, EDRs, GDRs and IDRs)
     ---------------------------------------------------------------------------
             Foreign Corporate Debt Securities                           [_]
     ---------------------------------------------------------------------------
            Foreign Government Debt Securities                           [_]
     ---------------------------------------------------------------------------
                         Brady Bonds                                     [_]
     ---------------------------------------------------------------------------
             Investments in Emerging Markets                             [_]
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                                International Select Equity Fund
            INVESTMENT PRACTICE
     ===========================================================================
                                  KEY TO TABLE:

     [X]  Permitted without stated limit
     [_] Permitted without stated limited, but not expected to be used to a significant extent
      X   Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
     ---------------------------------------------------------------------------
            Region and Country Investing                         [_]
     ---------------------------------------------------------------------------
                               CURRENCY MANAGEMENT
     ---------------------------------------------------------------------------
           Currency Exchange Transactions                        [_]
     ---------------------------------------------------------------------------
           Currency Hedging Transactions                         [_]
     ---------------------------------------------------------------------------
                  Cross Hedging                                  [_]
     ---------------------------------------------------------------------------
        Forward Currency Exchange Contracts                      [_]
     ---------------------------------------------------------------------------
           Options on Foreign Currencies                         [_]
     ---------------------------------------------------------------------------
                   OTHER INVESTMENTS AND INVESTMENT PRACTICES
     ---------------------------------------------------------------------------
                Illiquid Securities                              15%
     ---------------------------------------------------------------------------
     When-Issued and Delayed Delivery Securities                 [_]
     ---------------------------------------------------------------------------
               Repurchase Agreements                             20%
     ---------------------------------------------------------------------------
           Reverse Repurchase Agreements                       33 1/3%
     ---------------------------------------------------------------------------
               Mortgage Dollar Rolls                             [_]
     ---------------------------------------------------------------------------
          Lending of Portfolio Securities                      33 1/3%
     ---------------------------------------------------------------------------
                    Borrowing                                  33 1/3%
     ---------------------------------------------------------------------------
                   Short Sales                                   [_]
     ---------------------------------------------------------------------------
             Other Investment Companies                          10%
     ---------------------------------------------------------------------------
          Temporary Defensive Investments                        20%
     ---------------------------------------------------------------------------


The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be at any time in the future.

                             Equity Securities
                                -----------------

General. The Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, `equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Preferred Stock. The Fund, subject to its investment objectives, may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in
                                                   ----
liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on
 ----
preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a
                                                        ----
fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.

Convertible Securities. The Fund, subject to its investment policies may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks. The Fund may invest in lesser known companies with medium- and small-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium- and small-market capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a `flight to quality' which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

              Fixed Income Securities and Money Market Instruments
              ----------------------------------------------------

General. The Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or `called' prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. When the Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual fund) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund' assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements.

At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated A or higher by S&P or Moody's or outstanding commercial paper or bank obligations rated A-2 by S&P or Prime-2 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then `accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

  For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (`GNMA' or `Ginnie Mae')); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (`FNMA' or `Fannie Mae') and Federal Home Loan Mortgage Corporation (`FHLMC' or `Freddie Mac')).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (`STRIPS') or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See `Zero Coupon Securities.'

Custodial Receipts. The Fund may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (`TRs'), Treasury Investment Growth Receipts (`TIGRs'), and Certificates of Accrual on Treasury Securities (`CATS'). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See `Zero Coupon Securities and Deferred Interest Bonds.'

The Fund may acquire US government securities and their unmatured interest coupons that have been separated (`stripped') by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service ( the `IRS') has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See `Taxes.'

Variable Rate Securities. The Fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called `variable rate demand notes.' The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's 15% limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instuments within seven days. See `Illiquid Securities.'

Inverse Floating Rate Securities. The Fund may invest up to 5% of its net assets in inverse floating rate securities (`inverse floaters'). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See `Illiquid Securities.'

Yields and Ratings. The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by recognized statistical ratings organizations.

Lower-Rated Debt Securities (`junk bonds' or `high yield debt securities'). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

Rating Downgrades. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC. The Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of the Fund's net assets would consist of such securities.

Other Debt Obligations. The Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

                              Derivative Securities
                              ---------------------

General. The Fund may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset or market index. Some `derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by `covering' such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, swaps and similar strategies (collectively, `derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Fund's return. The Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

                         Derivative Securities: Options
                         ------------------------------

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Fund are 'covered.'

A call option written by the Fund is `covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is `covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a `closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Fund may also purchase call and put options on any securities in which they may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle The Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Fund may also engage in options transactions in the over-the-counter ('OTC') market with broker-dealers who make markets in these options. The Funsd will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in 'Options on Securities,' the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in `Options on Securities,' the Fund would normally purchase `protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund will write call options only if they are `covered.' The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign securities index options for both hedging and non-hedging purposes.

Yield Curve Options. The Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The Fund may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one time cash payment based on a specific financial index between the Fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

    Derivative Securities: Futures Contracts and Options on Futures Contracts
    -------------------------------------------------------------------------

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as permitted by CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The Fund's futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. The Fund may not invest more than 25% of its total assets in purchased protective put options.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated `contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities, or corporate debt securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a good faith deposit to maintain the position (`initial margin'). Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                     Derivative Securities: Swap Agreements
                     --------------------------------------

General. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests without limit. A swap transaction is an agreement between the Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See `Illiquid Securities.'

The Fund will usually enter into swaps on a net basis (i.e. the two payment
                                                       ----
streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. In addition, the Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the `CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a `safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See `Illiquid Securities.' Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.


                    Derivative Securities: Hedging Strategies
                    -----------------------------------------

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These `hedging' strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objectives and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

     . the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

     . the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

     . possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain `cover' or to segregate securities; and

     . the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such `over hedging' or `under hedging' may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See `Illiquid Securities.'


                   Mortgage-Backed and Asset-Backed Securities
                   -------------------------------------------

General Characteristics. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties
 ----
and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (`REMIC Certificates'), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with the Fund's investment policies and objectives.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the `Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (`FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (`VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (`buy down' mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or
                             ----
guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the `FHLMC Act'). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a `Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (`CMOs') and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the `Mortgage Assets'). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as `regular' interests or `residual' interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (`PCs'). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a `tranche,' is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as `sequential pay' CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, `parallel pay' CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as `Z-Bonds'), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (`PAC') certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the `PAC Certificates'), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Backed Securities. The Fund may also invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of `credit enhancement.' Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a `pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities (`SMBS'), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See `Illiquid Securities.'

In accordance with a requirement imposed by the staff of the Commission, the Advisor will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the `FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the `FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which are readily marketable and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include `senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of `reserve fund' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                          Securities of Non-US Issuers
                          ----------------------------

General. Subject to its investment objectives and policies, the Fund may invest in securities of foreign issuers, including US dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of US banks. While investments in securities of foreign issuers and non-US dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund's portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. The Fund intends to invest in at least three foreign countries.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See `Other Investment Companies.'

Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depositary Receipts (`ADRs'), European Depositary Receipts (`EDRs'), Global Depositary Receipts (`GDRs') and International Depository Receipts (`IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Fund may invest in debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, `sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the `World Bank'), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds. The Fund may invest in so-called `Brady Bonds,' which have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela and which may be issued by other countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds generally are collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Investors should recognize that, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

Investments in Emerging Markets. The Fund may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets. See `Illiquid Securities.'

As legal systems in emerging countries develop, the Fund may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Fund's investment objectives, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Non-US Securities - Risks. The value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the `NYSE'). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include (but are not limited to) the following: Australia, Austria, Bermuda, Belgium, Canada, Cayman Islands, Cyprus, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Qatar, Singapore, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and the United States. The world's emerging markets generally include (but are not limited to) the following: Argentina, Armenia, Azerbaijan, Bahrain, Bangladesh, Barbados, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote d'Ivoire, Croatia, the Czech Republic, the Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Fiji, Ghana, Greece, Guatemala, Honduras, Hungary, India, Indonesia, Iran, Israel, Jamaica, Jordan, Kazakhstan, Kenya, Korea, Latvia, Lebanon, Lithuania, Macedonia, Malta, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Morocco, Namibia, Nepal, Nigeria, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Saudi Arabia, Slovakia, Slovenia, South Africa, Sri Lanka, Taiwan, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Uzbekistan, Venezuela, West Bank and Gaza, Yugoslavia, Zambia and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. See `Illiquid Securities.'

Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (1) authoritarian governments or military involvement in political and economic decision-making; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies;
(4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. See `Illiquid Securities.'

Furthermore, the Fund may invest in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.

                               Currency Management
                               -------------------

General. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash)
                                                                     ----
basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. The Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Securities held by the Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by the Fund may be denominated in the currency of a country other than the country in which the security's issuer is located.

Cross Hedging. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as `cross-hedging' by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. The Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is `covered' if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See `Illiquid Securities.'

                     Additional Limitations and Risk Factors
                     ---------------------------------------

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Fund's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under `Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the

Fund as a regulated investment company for tax purposes. See `Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

                   Other Investments and Investment Practices
                   ------------------------------------------

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the `1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A, under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a `safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A securities, although the Board will retain ultimate responsibility for any liquidity determinations.

The Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and time deposits maturing in more than seven days and securities that are not readily marketable.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a `when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions only with US or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent). Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under `Repurchase Agreements' and to repurchase them at a mutually agreed date and price (a `reverse repurchase agreement'). The Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage `dollar rolls' in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the `drop') or fee income and by the interest earned on the cash proceeds of the initial sale. A `covered roll' is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.

Lending of Portfolio Securities. The Fund has the authority to lend up to 33 1/3% of the total value of its portfolio securities (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. The Fund will not lend securities to the Advisors, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a `finder'.

The Fund will adhere to the following conditions whenever securities are loaned:
(1) the Fund must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a
                                                --------  -------
material event adversely affecting the investment occurs, the Fund must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Short Sales. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales `against the box,' allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be segregated.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and investment grade money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-2 by S&P or P-2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Fund is `diversified' under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See `Investment Restrictions' and `Taxation'.

Concentration of Investments. As a matter of fundamental policy, the Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

                            INVESTMENT RESTRICTIONS.

The fundamental investment restrictions set forth below may not be changed without the approval of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund. For purposes of the 1940 Act, "majority" means the lesser of (a) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the shares of the Fund.

The non-fundamental investment restrictions set forth below may be changed or amended by the Trust's Board of Trustees without shareholder approval.

Fundamental Investment Restrictions.

The Trust may not, on behalf of the Fund:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
(3) below are not deemed to be senior securities.

(2) Borrow money (i) except from banks as a temporary measure for extraordinary emergency purposes and (ii) except that the Fund may enter into reverse repurchase agreements and dollar rolls with banks, broker-dealers and other parties; provided that, in each case, the Fund is required to maintain asset coverage of at least 300% for all borrowings. For the purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, all or a portion of an issue of bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This restriction does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

In addition, the Fund will adhere to the following fundamental investment restriction:

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, or any of its agencies or instrumentalities, or other investment companies), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non Fundamental Investment Restrictions.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following nonfundamental policies that may be changed or amended by action of the Board of Trustees without shareholder approval.

(a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Sub-advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.

(b) Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

(c) Invest for the purpose of exercising control over or management of any company.

(d) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

The staff of the Commission has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid. Until such time (if any) as this position changes, the Trust, on behalf of the Fund, will include such investments in determining compliance with the 15% limitation on investments in illiquid securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are readily marketable will not be deemed to be illiquid for purposes of such restriction.

"Value" for the purposes of the foregoing investment restrictions means the market value used in determining the Fund's net asset value.

                               PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund may be sold whenever the Sub-advisor believes it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Sub-advisor, under the supervision of DeAM, Inc., is responsible for decisions to buy and sell securities and derivatives for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Sub-advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Sub-advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Sub-advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Advisors may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. The Advisors will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Advisors may use this research information in managing the Fund's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Sub-advisor, it is the opinion of the management of the Fund that such information is only supplementary to the Sub-advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Sub-advisor's staff. Such information may be useful to the Sub-advisor in providing services to clients other than the Fund, and not all such information is used by the Sub-advisor in connection with the Fund. Conversely, such information provided to the Sub-advisor by brokers and dealers through whom other clients of the Sub-advisor effect securities transactions may be useful to the Sub-advisor in providing services to the Fund.

In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Sub-advisor's other clients. Investment decisions for the Fund and for the Sub-advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                             PERFORMANCE INFORMATION

                        Standard Performance Information
                        --------------------------------

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium other their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for the Fund when investing in a fund whose investments are denominated in foreign currencies.

Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.


Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Fund and changes in the expenses of the Fund. In addition, during certain periods for which total return may be provided, DeAM, Inc. may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of the Fund, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Average Annual Total Return is calculated according to the following formula:

                                P (1 + T)/n/ = ERV

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.
        erv = ending redeemable value

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, all dividends and distributions are reinvested at the price stated in the prospectus, and all recurring fees that are charged to all shareholder accounts are included.

International Select Equity Fund has not commenced operations as of the date of this SAI


Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance
                         ------------------------------

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                         Economic and Market Information
                         -------------------------------

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                             Valuation of Securities
                             -----------------------


The Fund is open for business each day the New York Stock Exchange, Inc. ("NYSE") is open (a "Valuation Day"). The Fund's net asset value ("NAV") per share is calculated as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets, less all liabilities attributable to the shares, by the total number of shares outstanding as of the time of valuation.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities major trading exchange or may be determined through use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

         type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Sub-advisor, under the supervision of the Board of Trustees, will value such securities based upon all relevant factors as outlined in FRR 1.

                        Purchase and Redemption of Shares
                        ---------------------------------

Shares of the Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with the Fund's prospectus. The Fund and the Distributor reserve the right to reject any purchase order for shares of the Fund.

Each investor in the Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner's request in proper form.

The Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The prospectus for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

                        Redemptions and Purchases in Kind
                        ---------------------------------

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Valuation of Securities" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisors, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities
                          -----------------------------

In computing the net asset values, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.


Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued under procedures adopted by and under the supervision of the Board of Trustees, although the actual calculation may be done by others.

                             MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of investors. None of the executive officers of the Trust devotes full time to the affairs of the Trust or the Fund.

The Board of Trustees is comprised of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Trustees and officers of the Trust, their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer is One South Street, Baltimore, MD 21202.

                              Trustees and Officers
                              ---------------------


                                                                      Number of Portfolios
                                                                      --------------------
Name, Date of Birth,            Principal Occupations  During Past    in Fund Complex Overseen    Other Directorships held by
---------------------           -----------------------------------   -------------------------   ---------------------------
Position(s) with the Trust,     5 Years                               by Trustee                  Trustee
----------------------------    -------                               ----------                  -------
and Length of Service
---------------------
DISINTERESTED
-------------
TRUSTEES
--------
Robert R. Coby                  Independent Consultant (since March   3                           N/A
April 17, 1951                  2001); Chief Operating Officer,
                                Schroder Investment Management NA,
Trustee since April 1996        (October 1999 to March 2001);
                                Independent Consultant (April to
                                September 1999); President of Lynch
                                & Mayer, Inc., (1996 to 1999);
                                President of Leadership Capital
                                Inc. (1995 to 1996).

Desmond G. FitzGerald           Chairman of North American            3                           Advisory Director, Bank of
January 30, 1955                Properties Group (since January                                   New York (since 1995);
                                1987).                                                            Director, Hilliard Farber &
Trustee since April 1996                                                                          Co. (since 1975); Chairman
                                                                                                  of the Board, US Guaranteed
                                                                                                  Finance Corp. (since
                                                                                                  1994); Director, Holland
                                                                                                  Balanced Fund (since 1995)

James S. Pasman, Jr.            Retired (since 1991).                 3                           Director, Tyco International
December 20, 1930                                                                                 Ltd. (1); Director, Education
                                                                                                  Management Corporation(1)
                                                                                                  (since 1997); Director, CSAM
Trustee since April 1996                                                                          Income Fund Inc.(2) (since
                                                                                                  1998); Director, CSAM High
                                                                                                  Yield Fund Inc.(2) (since
                                                                                                  2001); Director and Trustee,
                                                                                                  Credit Suisse Funds(2) (since
                                                                                                  1999)


Edward C. Schmults, Esq.        Retired                               3                           Director, Green Point
February 6, 1931                                                                                  Financial Corp and its
                                                                                                  subsidiary, Green Point
                                                                                                  Bank(1) (since 1994); Chairman
Trustee since September 1999                                                                      of the Board of Trustees, The
                                                                                                  Edna McConnell Clark
                                                                                                  Foundation (since 1997,
                                                                                                  Trustee since 1990); Director,
                                                                                                  The Germany Fund, Inc.(2)
                                                                                                  (since 1990); Director, The
                                                                                                  Central European Equity Fund,
                                                                                                  Inc.(2) (since 1990).



William E. Small                Independent Consultant in mergers     3                           Director, Quality Systems,
November 6, 1941                and acquisitions since 1996;                                      Inc. (healthcare information
                                Executive Vice President of First                                 systems)
Trustee since January 1996      Data Investor Services Group Inc.
                                (1993 to 1996).
                                                                                                  Director, TUV Rheinland of
Werner Walbroel                 President and Chief Executive         3                           North America, Inc. (since
August 28, 1937                 Officer, German American Chamber of                               1983); Director, AXA Nordstern
                                Commerce, Inc. (since 1975);                                      Art Insurance Corporation
Trustee since September 1999    President and Chief Executive                                     (since 1999); Director, The
                                Officer, European American Chamber                                Germany Fund, Inc.(2) (since
                                of Commerce, Inc. (since 1981);                                   1986); Director, The Central
                                President and Director, German                                    European Equity Fund, Inc.(2)
                                American Partnership Program (since                               (since 1986)
                                1999);

INTERESTED
----------
TRUSTEES
--------
None

EXECUTIVE
---------
OFFICERS
--------
Richard Hale                    Managing Director, Deutsche Bank      N/A                         Director and President,
July 17, 1945                   Securities Inc. (formerly Deutsche                                Deutsche Asset Management
                                Banc Alex. Brown Inc.) (June 1999                                 Mutual Funds; (1989 to
President                       to present); Deutsche Asset                                       present); Director, Deutsche
                                Management Americas (June 1999 to                                 Global Funds, Ltd. (January
                                present); Director and President,                                 2000 to present); Director,
                                Investment Company Capital Corp.                                  CABEI Fund (June 2000 to
                                (registered investment advisor)                                   present); Director, North
                                (April 1996 to present); Vice                                     American Income Fund
                                President, Deutsche Asset                                         (September 2000 to
                                Management, Inc. (September 2000 to                               present).  Formerly,
                                present); Chartered Financial                                     Director, ISI Family of
                                Analyst.                                                          Funds (1992-1999).

Andrew McNally                  Director of Fund Accounting &         N/A                         N/A
December 21, 1970               Administration for PFPC Inc, a
3200 Horizon Dr.                subsidiary of PNC Bank (since July
King of Prussia, PA 19406       2000); Manager of Fund Accounting,
                                PFPC (1997-1999), Accountant, PFPC
Treasurer                       (1993-1997).

Daniel O. Hirsch                Managing Director, Deutsche Asset     N/A                         N/A
March 27, 1954                  Management (1999 to present); Vice
                                President, DeAM, Inc. (2000 to
Secretary                       present); Principal BT Alex.Brown
                                Inc. (now Deutsche Bank Securities,
                                Inc.) (1998 to 1999);
                                Secretary/Vice President of each of
                                the other open-end investment
                                management companies advised by
                                DeAM, Inc. or its affiliates;
                                Assistant General Counsel, US
                                Securities and Exchange Commission
                                (1993-1998).



(1) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(2) An investment company registered under the 1940 Act.
(3) The Fund Complex currently consists of 7 Funds with registrations on file with the SEC, however only three funds are currently operating.

          /                         Committees
                                    ----------

The Board has an Audit Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. All of the members of the Audit Committee are independent as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended December 31, 2001.

The Board has a Nominating Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel which is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary, but did not meet during the fiscal year ended December 31, 2001. The Funds have not contemplated accepting nominations from shareholders.

The Board has a Pricing Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. The Pricing Committee has responsibility for determine a valuation methodology for fund assets and, if the use of a calculated value of a security would result in a change to the NAV of more than one cent per share, to determine a fair value for that security. The Pricing Committee met once during the fiscal year ended December 31, 2001.

The Board has a Valuation Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. The Valuation Committee has responsibility for valuing illiquid securities, if any. The Valuation Committee of the Trust did not meet during the fiscal year ended December 31, 2001.

                          Security and Other Interests
                          ----------------------------

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.

                                                                               Aggregate Dollar Range of Equity
                                                                                  Securities in All registered
                                                                                 Investment Companies Overseen
                                         Dollar Range of Equity                       by Director in Family
    Name of Director                   Securities in the Fund (1)                    of Investment Companies
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------
Robert R. Coby                                    None                                         None
Desmond G. FitzGerald                             None                                         None
James S. Pasman, Jr.                              None                                         None
Edward C. Schmults                                None                                         None
William E. Small                                  None                                         None
Werner Walbroel                                   None                                         None

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

As of December 31, 2001, none of the non-interested trustees, or their immediate family members owned, beneficially or of record, any securities in the advisor or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the advisor or principal underwriter of the Trust.

                  Board Consideration of the Advisory Contract
The Board of Trustees, in considering the approval of the Investment Management Agreement for the Funds, reviewed the nature and quality of the service provided by the advisor. The Trustees considered the size and experience of the staff of the advisor, the global capabilities of the advisor, the performance of the Funds and the leadership in the field of indexing.

The Trustees reviewed a profitability analysis for the Funds The Board considered the revenues, expenses, gross and net income, fee waivers, and the profit margin of the advisor with respect to each Fund and determined the advisory fees to be reasonable in relation to the services rendered. The Trustees reviewed an independent report from Lipper Inc. designed to compare contractual and actual management fees, operating expense components and total return performance of the Funds to funds with similar strategies. Each of the Funds was compared to a universe of seven to ten peers and they each ranked below average for management and administrative fees. The Board also noted information received at regular meetings throughout the year related to Fund performance and advisor services, and benefits potentially accruing to the advisor and its affiliates from securities lending,, administrative and brokerage relationships with affiliates of the advisor, as well as research services provided by the advisor from broker-dealers which execute transactions on behalf of the Funds.

The Board was satisfied that DeAM, Inc. possesses and will continue to maintain the organizational capabilities and financial resources to provide the Funds with the appropriate quality of service. The Board did not, however, identify any particular factor as the primary factor in its decision to approve the Investment Management Agreement.

The Investment Management Agreement is dated April 30, 2001 and has an initial term of two years and continues thereafter from year to year if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Agreement may be terminated by the Trust or the Advisor with 60 days written notice. The Agreement will terminate automatically in the event of an assignment.

                                  Compensation
                                  ------------

No director, officer or employee of the Advisor or PFPC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

The Trust typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The aggregate amount of compensation paid to each current Trustee by the Trust for the fiscal year ended December 31, 2001, was as follows:

                                              Pension or Retirement
                                Aggregate       Benefits Accrued          Estimated Annual          Total Compensation
   Name of Person,            Compensation         as Part of                Benefits              from Registrant and
      Position                 from Trust*       Trust Expenses           Upon Retirement              Fund Complex

             Disinterested Trustees
             ----------------------
Robert R. Coby                   $20,000                N/A                      N/A                      $20,000

Desmond G. FitzGerald            $20,000                N/A                      N/A                      $20,000

James S. Pasman, Jr.             $18,750                N/A                      N/A                      $18,750

William E. Small                 $20,000                N/A                      N/A                      $20,000

Edward C. Schmults               $20,000                N/A                      N/A                      $20,000

Werner Walbrol                   $18,750                N/A                      N/A                      $18,750

* Amount does not include reimbursed expenses for attending Board meetings.

Control Persons and Principal Shareholders of the Trust

As of April 1,2002 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the the Fund or the Trust (all series taken together).

Through its separate accounts, the Companies are the Fund's sole stockholders of record. As of April 2, 2002, no shareholders are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.

                                 Code of Ethics
                                 --------------

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's Advisors have also adopted a Code of Ethics. Each Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. Each Code prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

                       Investment Advisor and Sub-advisor
                       ----------------------------------

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ("DeAM, Inc."), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG,Deutsche Investment Management Americas, Inc., Deutsche Bank Trust Company Americas, Deutsche Bank Securities, Inc. Scudder Trust Company, DeAM, Inc. and DeAMIS. Deutsche Asset Management Investment Services Limited ("DeAMIS") with headquarters at One Appold Street, London, England, acts as investment sub-advisor for the Fund. (DeAm, Inc. and DeAMIS collectively are referred to as the "Advisors".) As investment sub-advisor, DeAMIS makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.

DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. DeAM, Inc. is responsible for supervising and managing the Fund's operations, including overseeing the performance of DeAMIS. DeAMIS is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on beheld of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. IN making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issue of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

The Investment Management Agreement provides for the Fund to pay DeAM, Inc. a fee, accrued daily and paid monthly, equal on an annual basis to 0.85 % of the average daily net assets of the Fund. DeAM, Inc. compensates DeAMIS out of its advisory fee.

                                  Administrator
                                  -------------

PFPC Inc. ("PFPC") serves as the Fund's Administrator. PFPC is a majority-owned subsidiary of PNC Bank Corp. As Administrator, PFPC, 3200 Horizon Drive, King of Prussia, PA 19406, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. PFPC will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the Commission and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for PFPC's services under the Administration Agreement, PFPC is entitled to receive from the Trust a monthly administration fee.

                                   Distributor
                                   -----------

PFPC Distributors, Inc. (the "Distributor"), serves as the distributor of the Fund's shares to separate accounts of the Companies, for which it receives no separate fee from the Fund. The principal address of the Distributor is 3200 Horizon Drive, King of Prussia, PA 19406.

                          Custodian and Transfer Agent
                          ----------------------------

Brown Brothers Harriman & Co. ("BBH"), serves as custodian for the Fund. As custodian, it holds the Fund's assets. BBH will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund.

BBH and PFPC may be reimbursed by the Fund for out-of-pocket expenses.

                                    Expenses
                                    --------

In addition to the fees of DeAM, Inc., the Fund is responsible for the payment of all other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, Commission fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to Contract owners, the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the Commission and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage will be borne by the relevant Company.

                        Counsel and Independent Auditors
                        --------------------------------

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Fund. Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 acts as Independent Auditors of the Trust and the Fund.

                            ORGANIZATION OF THE TRUST
                            -------------------------

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust's name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of the Fund and the Trust's other series, par value $0.001 per share. The shares of some of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through its separate accounts, the Companies are the Fund's sole shareholders of record. Therefore under the 1940 Act, Companies owning 25% or more of the outstanding securities of the Fund are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contract owners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Fund is only available to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts. The Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                                    TAXATION

                              Taxation of the Fund
                              --------------------

The Fund intends to qualify or continue to qualify annually as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability. The Fund also do not anticipate paying any excise taxes. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Sub-Advisor intends to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax advisor.

                                  Distributions
                                  -------------

The Fund distributes substantially all of its net income and recognized long term and short term capital gains to shareholders each year. The Fund distributes income dividends annually. In addition, the Fund will distribute net long term and short term capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describes the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

                                 Other Taxation
                                 --------------

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

                            Foreign Withholding Taxes
                            -------------------------

Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                              FINANCIAL STATEMENTS

The Fund has not commenced operations as of the date of this SAI and, thus, has no financial statements.

                                    APPENDIX

                        Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

            Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Standard & Poor's Ratings Group's Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

           Standard & Poor's Ratings Group's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   Fitch Investors Service, Inc. Bond Ratings

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                          Fitch Investors Service, Inc.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                           Duff & Phelps Bond Ratings

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

               Duff & Phelps Paper/Certificates of Deposit Ratings

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                          ___________________________

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the investment advisor's or investment sub-advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Note: The ratings indicated herein are believed to be the most recent ratings available as of the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

                         Investment Advisor of the Fund

                        DEUTSCHE ASSET MANAGEMENT, INC.

                       Investment Sub-advisor of the Fund

             DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

                                  Administrator

                                   PFPC INC.

                                  Distributor

                            PFPC DISTRIBUTORS, INC.

                                    Custodian

                         BROWN BROTHERS HARRIMAN & CO.

                                 Transfer Agent

                                   PFPC INC.

                              Independent Auditors

                               ERNST & YOUNG LLP

                                    Counsel

                            WILLKIE FARR & GALLAGHER

                               __________________

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                               __________________

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

                                Description
                                -----------

               a(1) Declaration of Trust is hereby incorporated by reference to the initial Registration Statement filed with the Securities and Exchange Commission on January 26, 1996.

               a(2) Amendment No. 1 to the Declaration of Trust dated July 16, 1996 is hereby incorporated by reference to Exhibit a(2) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(3) Amendment No. 2 to the Declaration of Trust dated September 9, 1996 is hereby incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(4) Amendment No. 3 to the Declaration of Trust dated June 12, 1997 is hereby incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(5) Certificate of Amendment to the Declaration of Trust dated September 9, 1999 is hereby incorporated by reference to Exhibit a(5) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(6) Certificate of Amendment to the Declaration of Trust dated May 1, 2000 is incorporated by reference to Exhibit a(6) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               a(7) Certificate of Amendment to the Declaration of Trust dated April 25, 2001 is incorporated by reference to Exhibit a(7) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               b The Registrant's By-Laws are incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

               c                Not Applicable.

               d(1) Investment Management Agreement, dated April 30, 2001, between Deutsche Asset Management VIT Funds Trust, on behalf of Managed Assets Fund, and Deutsche Asset Management, Inc. is incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               d(2) Investment Management Agreement, dated April 30, 2001, between Deutsche Asset Management VIT Funds Trust, on behalf of Small Cap Index Fund, Equity 500 Index Fund, EAFE(R) Equity Index Fund, U.S. Bond Index Fund, Small Cap Fund, International Equity Fund, Global Financial Services Fund, Global Technology Fund, Global Biotechnology Fund, International Select Equity Fund, and NASDAQ 100 Index Fund, and Deutsche Asset Management, Inc. is incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               d(3) Form of Investment Sub-Advisory Agreement on behalf of Global Biotechnology Fund, Global Financial Services Fund and Global Technology Fund between Deutsche Asset Management Inc. and DWS International Portfolio Management GmbH is incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               d(4) Form of Investment Sub-Advisory Agreement on behalf of the International Select Equity Fund between Deutsche Asset Management Inc. and Deutsche Asset Management Investment Services Ltd. is incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               e Distribution Agreement, dated December 31, 2000, between Deutsche Asset Management VIT Funds Trust and PFPC Distributors, Inc. incorporated by reference to Exhibit e to Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 12, 2001.

               f                Not Applicable.

               g(1) The Custodian Agreement between Registrant and Bankers Trust Company is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

               g(2) The Delegation Agreement, dated March 6, 1998, between Registrant and Bankers Trust Company is incorporated by reference to Exhibit g(2) to Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on February 20, 2002.

               g(3) Form of Custodian Agreement between Registrant on behalf of the International Select Equity Fund and Brown Brothers Harriman & Co. is incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               h(1) The Transfer Agency and Services Agreement, dated December 10, 1998, between Registrant and First Data Investor Services Group, Inc. (now known as PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on March 1, 1999.

               h(2) The Administration Agreement, dated December 10, 1998, between Registrant and First Data Investor Services Group, Inc. (now known as PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on March 1, 1999.

               h(3) Amendment to the Administration Agreement, dated September 9, 1999, is incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               h(4) Amendment to the Transfer Agency Services Agreement, dated October 11, 2000 is incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 12, 2001.

               h(5) Amendment to the Administration Agreement, dated March 1, 2001, is incorporated by reference to Exhibit h(5) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               h(6) Form of Fund Participation Agreement is incorporated by reference to Exhibit h(6) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               h(7) Form of NASDAQ 100 Index Fund Licensing Agreement is incorporated by reference to Exhibit h(7) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               i                Not Applicable.

               j(1) Consent of Independent Auditors is filed herein as Exhibit j(1).

               j(2) Power of Attorney is incorporated by reference to Exhibit j(2) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               k                Not Applicable.

               l(1) The form of Purchase Agreement relating to Initial Capital is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

               l(2) The form of Purchase Agreement relating to Small Cap Fund and International Equity Fund is incorporated by reference to Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on September 20, 1996.

               l(3) The form of Purchase Agreement relating to Small Cap Index Fund, EAFE(R) Equity Index Fund and Equity 500 Index Fund is incorporated by reference to Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 22, 1996.

               l(4) The form of Purchase Agreement relating to the U.S. Bond Index Fund is incorporated by reference to Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission on July 18, 1997.

               m Rule 12b-1 Plan. Distribution Plan for Class B Shares is filed herein as Exhibit m.

               n Rule 18f-3 Multiple Class Plan is filed herein as Exhibit n.

               p(1) Code of Ethics of Trust is incorporated by reference to Exhibit o(1) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               p(2) Code of Ethics of Deutsche Asset Management, Inc. is incorporated by reference to Exhibit o(2) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               p(3) Code of Ethics of DWS International Portfolio Management GmbH is incorporated by reference to Exhibit o(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               p(4) Code of Ethics of Deutsche Asset Management Investment Services Limited is incorporated by reference to Exhibit o(4) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          Not Applicable.

Item 25.  Indemnification
          ---------------

          Reference is made to Articles IV and V of Registrant's Declaration of Trust filed with Securities and Exchange Commission on January 26, 1996.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

               All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

               (a) Items 1 and 2 of Part II
               (b) Section 6, Business Background, of each Schedule D.


Item 27.   Principal Underwriters
           ----------------------

         (a) In addition to Deutsche Asset Management VIT Funds Trust, PFPC Distributors, Inc. (the "Distributor") act as principal underwriter for the following investment companies as of 4/1/02:
               AB Funds Trust, AFBA 5 Star Funds, Inc., Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., Forward Funds, Inc, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, GAMNA Series Funds, Inc., Harris Insight Funds Trust, Hillview Investment Trust II, International Dollar Reserve Fund I, Ltd., Kalmar Pooled Investment Trust, LKCM Funds, Matthews International Funds, Metropolitan West Funds, New Covenant Funds, Pictet Funds, The RBB Fund, Inc., RS Investment Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Tomorrow Funds Retirement Trust, Trainer, Wortham First Mutual Funds, Undiscovered Managers Funds, Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, Whitehall Funds Trust, Wilshire Target Funds, Inc., WPG Large Cap Growth Fund, WPG Tudor Fund, WT Investment Trust. The BlackRock Funds, Inc. and BlackRock Provident Institutional Funds (Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); Northern Funds Trust and Northern Institutional Funds Trust (Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.); The Offit Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); ABN AMRO Funds (Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.). PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

          (b) The information required by this Item 27(b) with respect to each director, officer or partner of PFPC Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by PFPC Distributors, Inc. with the SEC pursuant to the Securities Act of 1934 (File No. 8-31334). No director, officer, or partner of PFPC Distributors, Inc. holds a position or office with the Registrant.


          (c)  Not Applicable.

Item 28.   Location of Accounts and Records
           --------------------------------

           All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

           (1)   Deutsche Asset Management Inc.
                 280 Park Avenue
                 New York, NY 10019

           (2)   PFPC Distributors, Inc.
                 3200 Horizon Drive
                 King of Prussia, PA 19406.


           (3)   PFPC Inc.
                 3200 Horizon Drive
                 King of Prussia, PA 19406

Item 29.   Management Services
           -------------------

           Not Applicable.

Item 30.   Undertakings
           ------------

           Not Applicable.

                                INDEX TO EXHIBITS

Exhibit Number     Exhibit
--------------     -------

     j(1)          Consent of Independent Auditors.

     (m)           Rule 12b-1 Plan. Distribution Plan for Class B Shares

     (n)           Rule 18f-3 Multiple Class Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 16 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia and the Commonwealth of Pennsylvania on this 25/th/ day of April, 2002.

         Deutsche Asset Management VIT Funds Trust

  By:             *
         -----------------------------------
             Richard Hale, President

* By:             /s/ Thomas N. Calabria
                  ----------------------
                  Thomas N. Calabria
                  as Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

         Signatures                  Title                       Date
         ----------                  -----                       ----

   *                           Trustee                       April 25, 2002
-------------------------
William E. Small

   *                           President                     April 25, 2002
-------------------------
Richard Hale

   *                           Treasurer                     April 25, 2002
-------------------------
Andrew McNally

   *                           Trustee                       April 25, 2002
-------------------------
Robert R. Coby

   *                           Trustee                       April 25, 2002
-------------------------
Desmond G. Fitzgerald

   *                           Trustee                       April 25, 2002
-------------------------
James S. Pasman

   *                           Trustee                       April 25, 2002
-------------------------
Edward C. Schmults

   *                           Trustee                       April 25, 2002
-------------------------
Werner Walbrol


* By:             /s/ Thomas N. Calabria
                  ----------------------
                  Thomas N. Calabria
                  as Attorney-in-Fact